Exhibit A(1)
Resolutions/Certifications and Statements of Authority
Nationwide Life Insurance Company

CERTIFICATION OF ASSISTANT SECRETARY

I, Kathy R. Richards, Assistant Secretary of NATIONWIDE LIFE INSURANCE COMPANY, hereby certify that the following are true and correct excerpts from the AMENDED ARTICLES OF INCORPORATION of NATIONWIDE LIFE INSURANCE COMPANY, as duly adopted.

AMENDED ARTICLES OF INCORPORATION

NATIONWIDE LIFE INSURANCE COMPANY

First:                 The name of said Company shall be “Nationwide Life Insurance Company”.

Second:                  Said Company is to be located, and the principal office maintained in the City of Columbus, Ohio.

Third:                 Said Company is formed for the purpose of (a) making insurance upon the lives of individuals and every insurance appertaining thereto or connected therewith on both participating and non-participating plans, (b) granting, purchasing or disposing of annuities on both participating and non-participating plans, (c) taking risks connected with or appertaining to making insurance on life or against accidents to persons, or sickness, temporary or permanent disability on both participating and non-participating plans, (d) investing funds, (e) borrowing money on either a secured or unsecured basis in furtherance of the foregoing, and (f) engaging in all activities permitted life insurance companies under the laws of the State of Ohio.

Fourth:                 No holder of shares of this Company shall be entitled as such, as a matter of right, to subscribe for or purchase shares now or hereafter authorized.

The capital stock of this Company shall be Five Million Dollars ($5,000,000.00) divided into Five Million (5,000,000) Common shares of the par value of One Dollar ($1.00) each, which may be subscribed and purchased, or otherwise acquired for such consideration at not less than par, and under such terms and conditions as the Board of Directors may prescribe.

Fifth:                 Dividends may be declared and paid on the outstanding stock, subject to the restrictions herein contained.  Dividends on the capital stock shall be paid only from the earned surplus of the Company.  Unless those policyholders owning participating insurance policies or contracts shall have received an equitable dividend arising out of savings in mortality, savings in expense loadings and excess interest earnings, if any, from such participating policies, no dividend from such savings and earnings shall be declared or paid on capital stock in the amount in excess of seven percent (7%) per annum, computed on the par value of the stock from date of original issue to date of retirement or date of payment of dividend.

Sixth:                 The corporate powers and business of the Company shall be exercised, conducted and controlled, and the corporate property managed by a Board of Directors consisting of not less than five (5), nor more than twenty-one (21), as may from time to time be fixed by the Code of Regulations of the Company.  At the first election of directors, one-third of the directors shall be elected to serve until the next annual meeting, one-third shall be elected to serve until the second annual meeting, and one-third shall be elected to serve until the third annual meeting; thereafter all directors shall be elected to serve for terms of three (3) years each, and until their successors are elected and qualified.  Vacancies on the Board of Directors, arising from any cause, shall be filled by the remaining directors.

The directors shall be elected at the annual meetings of the stockholders by a majority vote of the stockholders present in person or by proxy, provided that vacancies may be filled as herein provided for.

The stockholders of the Company shall have the right, subject to the statutes of the State of Ohio and these Articles of Incorporation, to adopt a Code of Regulations governing the transaction of the business and affairs of the Company which may be altered, amended or repealed in the manner provided by law.

The Board of Directors shall elect from their own number a Chairman of the Board of Directors, a Chairman and Chief Executive Officer, and a President.  The Board of Directors shall also elect one or more Vice Presidents, General Counsel, Secretary and Treasurer.  The Board of Directors may also elect or appoint such additional vice presidents, assistant secretaries and assistant treasurers as may be deemed advisable or necessary, and may fix their duties.  The Board of Directors may appoint such other officers as may be provided in the Code of Regulations.  All officers, unless sooner removed by the Board of Directors, shall hold office for one (1) year, or until their successors are elected and qualified.  Other than the Chairman of the Board of Directors, Chairman and Chief Executive Officer, and President, the officers need not be members of the Board of Directors.  Officers shall be elected at each annual organization meeting of the Board of Directors, but elections or appointments to fill vacancies may be had at any meeting of the directors.

A majority of the Board of Directors and officers shall, at all times, be citizens of the State of Ohio.

Seventh:                 The annual meeting of the stockholders of the Company shall be held at such time as may be fixed in the Code of Regulations of the Company.  Any meeting of stockholders, annual or special, may be held in or outside of the State of Ohio.

Reasonable notice of all meetings of stockholders shall be given, by mail or publication or as prescribed by the Code of Regulations or by law.

Eighth:                 These Amended Articles of Incorporation shall supersede and take the place of the Articles of Incorporation and all amendments thereto heretofore filed with the Secretary of State by and on behalf of this Company.

Amended effective February 3, 2000

* * * * *
I further certify that the foregoing AMENDED ARTICLES OF INCORPORATION have not been amended, altered, or repealed and are now in full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand and caused the corporate seal of NATIONWIDE LIFE INSURANCE COMPANY to be hereunto affixed this 2nd day of  April, 2009.

/s/KATHY R. RICHARDS
Kathy R. Richards
Assistant Secretary
(seal)

Exhibit A(2)
Resolutions/Certifications and Statements of Authority
Separate Accounts of Nationwide Life Insurance Company

CERTIFICATION OF ASSISTANT SECRETARY

I, Kathy R. Richards, Assistant Secretary of NATIONWIDE LIFE INSURANCE COMPANY, hereby certify that the following are true and correct excerpts from minutes of meetings of the BOARD OF DIRECTORS OF NATIONWIDE LIFE INSURANCE COMPANY held on such dates, and that such resolutions were duly adopted.

Nationwide Variable Account

EXCERPT FROM:

MINUTES OF A REGULAR MEETING OF THE BOARD OF DIRECTORS OF NATIONWIDE LIFE INSURANCE COMPANY, held at the office of the Company in Columbus, Ohio, on March 3, 1976.

A resolution to establish the same type of Separate Account which will be funded by mutual funds managed by Heritage Securities, Inc. was presented for consideration:

BE IT RESOLVED, that the Company, pursuant to the provisions of Ohio Revised Code Section 3907.15 hereby establishes a separate account, designated Nationwide Variable Account (hereinafter the Variable Account) for the following use and purposes, and subject to such conditions as hereafter set forth:

RESOLVED, that the Variable Account shall be established for the purpose of providing for the issuance of group and individual variable annuity contracts (hereinafter the Contracts) which Contracts provide that part or all of the payments and benefits will reflect the investment experience of one or more designated underlying securities, and

RESOLVED FURTHER, that the fundamental investment policy of the Variable Account shall be to invest or reinvest the assets of the Variable Account in securities issued by investment companies registered under the Investment Company Act of 1940 and managed by Heritage Securities, Inc. as may be specified in the respective Contracts, and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized and directed to take all action necessary to: (a) register the Variable Account as a unit investment trust under the Investment Company Act of 1940, as amended; (b) register the Contracts in such amounts as the officers of the Company shall from time to time deem appropriate under the Securities Act of 1933; and (c) take all other action necessary to comply with the Investment Company Act of 1940, including the filing of applications for such exemptions from the Investment Company Act of 1940 as the officers of the Company shall deem necessary or desirable, the Securities Exchange Act of 1934, the Securities Act of 1933, and all other applicable state and federal laws in connection with offering said Contracts for sale and the operation of the Variable Account.

RESOLVED FURTHER, that the proper officers are authorized to prepare and file with the Securities and Exchange Commission a Form of Notification of Registration on Form N-8A and a Registration Statement on Form N-8B-2 under the Investment Company Act of 1940 and a Registration Statement on Form S6 under the Securities Act of 1933 and to prepare and file such amendments to the foregoing as they may deem necessary or desirable, and

RESOLVED FURTHER, that Dean W. Jeffers, John E. Fisher, R. A. Rennie, R. G. Smith, Ashley T. McCarter and John C. Wagner, and each of them with full power to act without the others hereby are severally authorized and empowered to execute and cause to be filed with the Securities and Exchange Commission on behalf of the Variable Account and by the Company as sponsor and depositor a Form of Notification of Registration on Form N-8A, a Registration Statement registering the Variable Account as an investment company under the Investment Company Act of 1940, and a Registration Statement under the Securities Act of 1933, registering the Contracts and any and all amendments to the foregoing on behalf of and as attorneys for the Variable Account and the Company and on behalf of and as attorneys for the principal executive officer and/or the principal financial officer and/or the principal accounting officer and/or any other officer of the Variable Account and the Company.

RESOLVED FURTHER, that the proper officers of the company be, and they hereby are, authorized on behalf of the Variable Account and on behalf of the Company to take any and all action which they may deem necessary or advisable in order to sell the Contracts and, if necessary, to register or qualify Contracts for offer and sale under the insurance and securities laws of any of the states of the United States of America and in connection therewith to execute, deliver and file all such applications, reports, covenants, resolutions and other papers and instruments as may be required under such laws, and to take any and all further action which said officers or counsel of the Company may deem necessary or desirable in order to maintain such registration or qualification for as long as said officers or counsel deem it to be in the best interests of the Variable Account and the Company.

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized in the names and on behalf of the Variable Account and the Company to execute and file irrevocable written consents on the part of the Variable Account and of the Company to be used in such states wherein such consents to service of process may be requisite under the insurance or securities laws thereof in connection with said registration or qualification of Contracts and to appoint the appropriate state official, or such other persons as may be allowed by said insurance or securities laws, agent of the Variable Account and of the Company for the purpose of receiving and accepting process.

RESOLVED FURTHER, that to the extent permitted under the Investment Company Act of 1940 and the Securities Act of 1933, all Contracts may contain provisions that, prior to the commencement of annuity payments, the owner may convert accumulation units from one series to another series then available through the Variable Account on a net basis, under conditions which shall be set forth in the Contracts, and that additional series may be established from time to time and made available to existing owners as specified in the Contracts.

RESOLVED FURTHER, that the appropriate officers of the Company be, and they hereby are, authorized to establish procedures under which the Company will provide sales and administrative functions with respect to the Variable Account and the Contracts issued in connection therewith, including, but not limited to, procedures for providing voting rights for owners of such Contracts with respect to securities owned by the Variable Account and procedures for adding death and disability benefits where appropriate.

A motion was made, seconded and carried, that the resolution be adopted.

EXCERPT FROM:

MINUTES OF A REGULAR MEETING OF THE BOARD OF DIRECTORS OF NATIONWIDE LIFE INSURANCE COMPANY, held at the office of the Company in Columbus, Ohio, on October 7, 1981.

BE IT RESOLVED, that the resolution adopted by this board of directors on March 3, 1976 relating to the establishment of the Nationwide Variable Account be, and it hereby is, amended so that the third paragraph and the sixth paragraph of that resolution are amended to read as follows:

RESOLVED FURTHER, that the fundamental investment policy of the Variable Account shall be to invest or reinvest the assets of the Variable Account in securities issued by investment companies registered under the Investment Company Act of 1940 and managed by Heritage Securities, Inc. or in securities issued by investment companies registered under the Investment Company Act of 1940 and managed by an investment advisor which is a subsidiary or affiliate of the Company as may be specified in the respective Contracts, and

RESOLVED FURTHER, that John E. Fisher, John L. Marakas, Peter F. Frenzer, Jack A. Gulick, D. Richard McFerson and John C. Wagner, and each of them with full power to act without the others hereby are severally authorized and empowered to execute and cause to be filed with the Securities and Exchange Commission on behalf of the Variable Account and by the Company as sponsor and depositor a Form of Notification of Registration on Form N-8A, a Registration Statement registering the Variable Account as an investment company under the Investment Company Act of 1940, and a

Registration Statement under the Securities Act of 1933, registering the Contracts and any and all amendments to the foregoing on behalf of and as attorneys for the Variable Account and the Company on behalf of and as attorneys for the principal executive officer and/or the principal financial officer and/or the principal accounting officer and/or any other officer of the Variable Account and the Company.

A motion was made, seconded and carried, that the resolution be adopted.

EXCERPT FROM:

MINUTES OF A REGULAR MEETING OF THE BOARD OF DIRECTORS OF NATIONWIDE LIFE INSURANCE COMPANY, held at the office of the company in Columbus, Ohio, on April 5, 1989.

The following resolution concerning variable accounts was presented for consideration.

RESOLVED, that John E. Fisher, John L. Marakas, Thomas E. Kryshak, Gordon E. McCutchan, W. Sidney Druen, Joseph P. Rath, and W. E. Fitzpatrick, and each of them, with full power to act without the others, hereby are severally authorized and empowered to:

(1)
execute and cause to be filed with the Securities and Exchange Commission for the sale of Individual Deferred Variable Annuity Contracts in connection with the MFS Variable Account, Nationwide Variable Account, Nationwide Multi-Flex Variable Account, Nationwide Variable Account-II, Nationwide Variable Account-3, Nationwide Variable Account-4, Nationwide/Sierra Capital Variable Account; and the sale of Group Flexible Fund Retirement Contracts in connection with the Nationwide DC Variable Account, Nationwide Ohio DC Variable Account, NACo Variable Account; and the sale of Group Common Stock Variable Annuity Contracts in connection with Separate Account-l; and the sale of variable life insurance policies in connection with the Nationwide VLI Separate Account, Nationwide VLI Separate Account-2, and Nationwide VLI Separate Account-3 and by Nationwide Life Insurance Company ("Company"), as sponsor and depositor, a Registration Statement and any and all amendments thereto registering the Contracts in such amounts as the officers of the Company shall from time to time deem appropriate under the Securities Act of 1933; and

(2)
to take any action necessary on behalf of any of the above referenced Variable Accounts and the Company to comply with the Investment Company Act of 1940, including the execution and filing of applications for such exemptions from the Investment Company Act as the officers of the Company shall deem necessary or desirable; the Securities Exchange Act of 1934; the Securities Act of 1933; and all other applicable state and federal laws in connection with offering contracts for sale and operation of the Variable Accounts;

on behalf of and as attorneys for each of the above referenced Variable Accounts and the Company and on behalf of and as attorneys for the principal executive officer, and/or the principal financial officer, and/or the principal accounting officer, and/or any other officer of the Variable Accounts and the Company.

A motion was made, seconded and carried, that the resolution be adopted.

EXCERPT FROM:

MINUTES OF A REGULAR MEETING OF THE BOARD OF DIRECTORS OF NATIONWIDE LIFE INSURANCE COMPANY, held at the office of the Neckura Insurance Company, Oberursel, Germany, on August 5, 1993.

The following resolution concerning the Nationwide Variable Account and the Nationwide Variable Account-II was presented for consideration:

RESOLVED, that John E. Fisher, D. Richard McFerson, Peter F. Frenzer, Thomas E. Kryshak, Gordon E. McCutchan, W. Sidney Druen, and Joseph P. Rath, and each of them, with full power to act without the others, hereby are severally authorized and empowered to:

(1)
execute and cause to be filed with the Securities and Exchange Commission on behalf of the Nationwide Variable Account and the Nationwide Variable Account-II ("Variable Accounts"), and by Nationwide Life Insurance Company ("Company"), as sponsor and depositor, Registration Statements and any and all amendments thereto registering new classes of variable annuity contracts ("Contracts") under the Securities Act of 1933 in such amounts as the officers of the Company shall from time to time deem appropriate; and

(2)
to take any action necessary on behalf of the Variable Accounts and the Company to comply with the Investment Company Act of 1940, including the execution and filing of applications for such exemptions from the Investment Company Act as the officers of the Company shall deem necessary or desirable; the Securities Exchange Act of 1934; the Securities Act of 1933; and all other applicable state and federal laws in connection with offering Contracts for sale and operation of the Variable Accounts;

on behalf of and as attorneys for the Variable Accounts and the Company and on behalf of and as attorneys for the principal executive officer, and/or the principal financial officer, and/or the principal accounting officer, and/or any other officer of the Variable Accounts and the Company.

A motion was made, seconded and carried, that the resolution be adopted.

Nationwide Variable Account-II

EXCERPT FROM:

ACTION OF BOARD OF DIRECTORS IN WRITING WITHOUT A MEETING – NATIONWIDE LIFE INSURANCE COMPANY – DATED:  October 7, 1981

RESOLVED, that the Company, pursuant to the provisions of Ohio Revised Code Section 3907.15 hereby establishes a separate account, designated Nationwide Spectrum Variable Account (hereinafter the Variable Account) for the following use and purposes, and subject to such conditions as hereafter set forth:

RESOLVED, that the Variable Account shall be established for the purpose of providing for the issuance of group and individual variable annuity contracts (hereinafter the Contracts) which Contracts provide that part or all of the payments and benefits will reflect the investment experience of one or more designated underlying securities, and

RESOLVED FURTHER, that the fundamental investment policy of the Variable Account shall be to invest or reinvest the assets of the Variable Account in securities issued by investment companies registered under the Investment Company Act of 1940 and managed by Nationwide Annuity Advisers, Inc. or in securities issued by investment companies registered under the Investment Company Act of 1940 and managed by an investment adviser which is a subsidiary or affiliate of the Company, as may be specified in the respective Contracts, and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized and directed to take all action necessary to: (a) register the Variable Account as a unit investment trust under the Investment Company Act of 1940, as amended; (b) register the Contracts in such amounts as the officers of the Company shall from time to time deem appropriate under the Securities Act of 1933; and (c) take all other action necessary to comply with the Investment Company Act of 1940, including the filing of applications for such exemptions from the Investment Company Act of 1940 as the officers of the Company shall deem necessary or desirable, the Securities Exchange Act of 1934, the Securities Act of 1933, and all other applicable state and federal laws in connection with offering said Contracts for sale and the operation of the Variable Account, and

RESOLVED FURTHER, that the proper officers are authorized to prepare and file with the Securities and Exchange Commission a Form of Notification of Registration on Form N-8A and a Registration Statement on Form N-8B-2 under the Investment Company Act of 1940 and a Registration Statement on Form S6 under the Securities Act of 1933 and to prepare and file such amendments to the foregoing as they may deem necessary or desirable, and

RESOLVED FURTHER, that John E. Fisher, John L. Marakas, P. F. Frenzer, Jack A. Gulick, D. Richard McFerson and John C. Wagner, and each of them with full power to act without the others hereby are severally authorized and empowered to execute and cause to be filed with the Securities and Exchange Commission on behalf of the Variable Account and by the Company as sponsor and depositor a Form of Notification of Registration on Form N-8A, a Registration Statement registering the Variable Account as an investment company under the Investment Company Act of 1940, and a Registration Statement under the Securities Act of 1933, registering the Contracts and any and all amendments to the foregoing on behalf of and as attorneys for the Variable Account and the Company and on behalf of and as attorneys for the principal executive officer and/or the principal financial officer and/or the principal accounting officer and/or any other officer of the Variable Account and the Company, and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized on behalf of the Variable Account and on behalf of the Company to take any and all action which they may deem necessary or advisable in order to sell the Contracts and, if necessary, to register or qualify Contracts for offer and sale under the insurance and securities laws of any of the states of the United States of America and in connection therewith to execute, deliver and file all such applications, reports, covenants, resolutions and other papers and instruments as may be required under such laws, and to take any and all further action which said officers or counsel of the Company may deem necessary or desirable in order to maintain such registration or qualification for as long as said officers or counsel deem it to be in the best interests of the Variable Account and the Company, and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized in the names and on behalf of the Variable Account and the Company to execute and file irrevocable written consents on the part of the Variable Account and of the Company to be used in such states wherein such consents to service of process may be requisite under the insurance or securities laws thereof in connection with said registration or qualification of Contracts and appoint the appropriate state official, or such other persons as may be allowed by said insurance or securities laws, agent of the Variable Account and of the Company for the purpose of receiving and accepting process, and

RESOLVED FURTHER, that to the extent permitted under the Investment Company Act of 1940 and the Securities Act of 1933, all Contracts may contain provisions that, prior to the commencement of annuity payments, the owner may convert accumulation units from one series to another series then available through the Variable Account on a net basis, under conditions which shall be set forth in the Contracts, and that additional series may be established from time to time and made available to existing owners as specified in the Contracts, and

RESOLVED FURTHER, that the appropriate officers of the Company be, and they hereby are, authorized to establish procedures under which the Company will provide sales and administrative functions with respect to the Variable Account and the Contracts issued in connection therewith, including, but not limited to, procedures for providing voting rights for owners of such Contracts with respect to securities owned by the Variable Account and procedures for adding death and disability benefits where appropriate.

EXCERPT FROM:

MINUTES OF A REGULAR MEETING OF THE BOARD OF DIRECTORS OF NATIONWIDE LIFE INSURANCE COMPANY, held at the office of the Company in Columbus, Ohio, on April 1, 1987.

The following resolution concerning Nationwide Variable Account-II was presented for consideration:

RESOLVED, that the name of the Nationwide Spectrum Variable Account, established by resolution dated October 7, 1981, shall be and hereby is changed to “Nationwide Variable Account-II,” effective May 1, 1987.

A motion was made, seconded and carried, that the resolution be adopted.

Nationwide Variable Account-6

EXCERPT FROM:

MINUTES OF A REGULAR MEETING OF THE BOARD OF DIRECTORS OF NATIONWIDE LIFE INSURANCE COMPANY, held at the office of the Company, One Nationwide Plaza, Columbus, Ohio, on February 2, 1994.

The following resolution concerning the establishment of Nationwide Variable Account-6 was presented for consideration:

RESOLVED, that the Company, pursuant to the provisions of Ohio Revised Code Section 3907.15, hereby establishes a separate account, designated Nationwide Variable Account-6 (hereinafter the Variable Account) for the following use and purposes, and subject to such conditions as hereafter set forth:

RESOLVED, that the Variable Account shall be established for the purpose of providing for the issuance of variable annuity contracts (hereinafter the Contracts), which Contracts provide that part or all of the annuity benefits and cash value will reflect the investment experience of one or more designated underlying securities; and

RESOLVED FURTHER, that the fundamental investment policy of the Variable Account shall be to invest or reinvest the assets of the Variable Account in securities issued by investment companies registered under the Investment Company Act of 1940, as may be specified in the respective Contracts; and

RESOLVED FURTHER, that the proper officers of the Company be, and they thereby are, authorized and directed to take all action necessary to:  (a) register the Variable Account as a unit investment trust under the Investment Company Act of 1940, as amended; (b) register the Contracts in such amounts as the officers of the Company shall from time to time deem appropriate under the Securities Act of 1933 and to prepare and file amendments to such registration as they may deem necessary or desirable; and (c) take all other action necessary to comply with:  the Investment Company Act of 1940, including the filing of applications for such exemptions from the Investment Company Act of 1940 as the officers of the Company shall deem necessary or desirable; the Securities Exchange Act of 1934; the Securities Act of 1933; and all other applicable state and federal laws in connection with offering said Contracts for sale and the operation of the Variable Account; and

RESOLVED FURTHER, that John E. Fisher, D. Richard McFerson, Peter F. Frenzer, Harvey S. Galloway, James E. Brock, Robert A. Oakley, Gordon E. McCutchan, W. Sidney Druen and Joseph P. Rath and each of them, with full power to act without the others, hereby are severally authorized and empowered to execute and cause to be filed with the Securities and Exchange Commission on behalf of the Variable Account and by the Company as sponsor and depositor any required Registration Statement and Notice thereof registering the Variable Account as an investment company under the Investment Company Act of 1940; and a Registration Statement under the Securities Act of 1933, registering the Contracts and any and all amendments to the foregoing on behalf of and as attorneys for the Variable Account and the Company and on behalf of and as attorneys for the principal executive officer and/or the principal financial officer and/or the principal accounting officer and/or any other officer of the Variable Account and the Company; and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized on behalf of the Variable Account and on behalf of the Company to take any and all action which they may deem necessary or advisable in order to sell the Contracts and, if necessary, to register or qualify Contracts for offer and sale under the insurance and securities laws of any of the states of the United States of America and in connection therewith to execute, deliver and file all such applications, reports, covenants, resolutions and other papers and instruments as may be required under such laws, and to take any and all further action which said officers or counsel of the Company may deem necessary or desirable in order to maintain such registration or qualification for as long as said officers or counsel deem it to be in the best interests of the Variable Account and the Company; and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized in the names and on behalf of the Variable Account and the Company to execute and file irrevocable written consents on the part of the Variable Account and of the Company to be used in such states wherein such consents to service of process may be requisite under the insurance or securities laws thereof in connection with said registration or qualification of Contracts and appoint the appropriate state official, or such other persons as may be allowed by said insurance or securities laws, agent of the Variable Account and of the Company for the purpose of receiving and accepting process; and

RESOLVED FURTHER, that the appropriate officers of the Company be, and they hereby are, authorized to establish procedures under which the Company will provide sales and administrative functions with respect to the Variable Contracts issued in connection therewith, including, but not limited to procedures for providing any voting rights required by the federal securities laws for owners of such Contracts with respect to securities owned by the Variable Account, adding additional underlying investment series to the Variable Account, and permitting conversion or exchange of Contract values or benefits among the various series.

A motion was made, seconded and carried, that the resolution be adopted.

Nationwide Variable Account-7

EXCERPT FROM

ACTION OF BOARD OF DIRECTORS IN WRITING WITHOUT A MEETING – NATIONWIDE LIFE INSURANCE COMPANY – DATED:  July 22, 1994

The undersigned, being all of the duly elected directors of Nationwide Life Insurance Company, who would be entitled to notice of a board of directors' meeting for the purpose of adopting the resolution set forth below, do hereby authorize, consent, and agree to the adoption by unanimous consent without a meeting of the following resolution:

RESOLVED, that the Company, pursuant to the provisions of Ohio Revised Code Section 3907.15, hereby establishes a separate account, designated Nationwide Variable Account-7 (hereinafter the Variable Account) for the following use and purposes, and subject to such conditions as hereafter set forth:

RESOLVED, that the Variable Account shall be established for the purpose of providing for the issuance of variable annuity contracts (hereinafter the Contracts), which Contracts provide that part or all of the annuity benefits and cash value will reflect the investment experience of one or more designated underlying securities; and

RESOLVED FURTHER, that the fundamental investment policy of the Variable Account shall be to invest or reinvest the assets of the Variable Account in securities issued by investment companies registered under the Investment Company Act of 1940, as may be specified in the respective Contracts; and

RESOLVED FURTHER, that the proper officers of the Company be, and they thereby are, authorized and directed to take all action necessary to:  (a) register the Variable Account as a unit investment trust under the Investment Company Act of 1940, as amended; (b) register one or more Contracts in such amounts as the officers of the Company shall from time to time deem appropriate under the Securities Act of 1933 and to prepare and file amendments to such registrations as they may deem necessary or desirable; and (c) take all other action necessary to comply with:  the Investment Company Act of 1940, including the filing of applications for such exemptions from the Investment Company Act of 1940 as the officers of the Company shall deem necessary or desirable; the Securities Exchange Act of 1934; the Securities Act of 1933; and all other applicable state and federal laws in connection with offering said Contracts for sale and the operation of the Variable Account; and

RESOLVED FURTHER, that D. Richard McFerson, Peter F. Frenzer, Harvey S. Galloway, James E. Brock, Robert A. Oakley, Gordon E. McCutchan, W. Sidney Druen and Joseph P. Rath and each of them, with full power to act without the others, hereby are severally authorized and empowered to execute and cause to be filed with the Securities and Exchange Commission on behalf of the Variable Account and by the Company as sponsor and depositor any required Registration Statement and Notice thereof registering the Variable Account as an investment company under the Investment Company Act of 1940; and  Registration Statements under the Securities Act of 1933, registering the Contracts and any and all amendments to the foregoing on behalf of and as attorneys for the Variable Account and the Company and on behalf of and as attorneys for the principal executive officer and/or the principal financial officer and/or the principal accounting officer and/or any other officer of the Variable Account and the Company; and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized on behalf of the Variable Account and on behalf of the Company to take any and all action which they may deem necessary or advisable in order to sell the Contracts and, if necessary, to register or qualify Contracts for offer and sale under the insurance and securities laws of any of the states of the United States of America and in connection therewith to execute, deliver and file all such applications, reports, covenants, resolutions and other papers and instruments as may be required under such laws, and to take any and all further action which said officers or counsel of the Company may deem necessary or desirable in order to maintain such registration or qualification for as long as said officers or counsel deem it to be in the best interests of the Variable Account and the Company; and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized in the names and on behalf of the Variable Account and the Company to execute and file irrevocable written consents on the part of the Variable Account and of the Company to be used in such states wherein such consents to service of process may be requisite under the insurance or securities laws thereof in connection with said registration or qualification of Contracts and appoint the appropriate state official, or such other persons as may be allowed by said insurance or securities laws, agent of the Variable Account and of the Company for the purpose of receiving and accepting process; and

RESOLVED FURTHER, that the appropriate officers of the Company be, and they hereby are, authorized to establish procedures under which the Company will provide sales and administrative functions with respect to the Variable Contracts issued in connection therewith, including, but not limited to procedures for providing any voting rights required by the federal securities laws for owners of such Contracts with respect to securities owned by the Variable Account, adding additional underlying investment series to the

Variable Account, and permitting conversion or exchange of Contract values or benefits among the various series.

EXCERPT FROM

MINUTES OF A REGULAR MEETING OF THE BOARD OF DIRECTORS OF NATIONWIDE LIFE INSURANCE COMPANY, held at the office of the Company in Columbus, Ohio, on November 2, 1994.

The following resolution concerning the Nationwide Fidelity Advisor Variable Account was presented for consideration:

RESOLVED, that Nationwide Variable Account-7, which was established pursuant to an action in writing without a meeting, effective July 22, 1994, be redesignated, and hereby is redesignated, as the Nationwide Fidelity Advisor Variable Account.

A motion was made, seconded and carried, that the resolution be adopted.

EXCERPT FROM:

ACTION OF BOARD OF DIRECTORS IN WRITING WITHOUT A MEETING – NATIONWIDE LIFE INSURANCE COMPANY – DATED:  December 13, 2001

The undersigned, being all of the duly elected Directors of Nationwide Life Insurance Company (the “Company”), who would be entitled to notice of a board of directors meeting for the purpose of considering the resolutions set forth below, do hereby authorize, consent and adopt the resolutions by unanimous written consent without a meeting:

Nationwide Variable Account-7

RESOLVED, that Nationwide Fidelity Advisor Variable Account, which was established pursuant to an action in writing without a meeting, effective July 22, 1994, and designated by the Board of Directors with its current name on November 2, 1994, be, and it hereby is, redesignated as the Nationwide Variable Account-7 effective on a date determined by the Senior Vice President-Product Management and Nationwide Financial Marketing, which date shall be on or after January 1, 2002, but no later than March 31, 2002; and

Empowerment

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized and empowered to do and perform, or cause to be done and performed, all such acts, deeds and things to make, execute and deliver, or cause to be made, executed and delivered, all such agreements, undertakings, documents, instruments and certificates in the name of and on behalf of the Company or otherwise as such officers may deem necessary or desirable to effectuate and carry out fully the purpose and intent of the foregoing resolution.

Nationwide Variable Account-8

EXCERPT FROM:

MINUTES OF A REGULAR MEETING OF THE BOARD OF DIRECTORS OF NATIONWIDE LIFE INSURANCE COMPANY, held at the Minneapolis Hilton and Towers Hotel, Minneapolis, Minnesota, on August 3, 1995.

The following resolution concerning the establishment of Nationwide Variable Account-8 was presented for consideration:

RESOLVED, that the Company, pursuant to the provisions of Ohio Revised Code Section 3907.15, hereby establishes a separate account, designated Nationwide Variable Account-8 (hereinafter the Variable Account) for the following use and purposes, and subject to such conditions as hereafter set forth:

RESOLVED, that the Variable Account shall be established for the purpose of providing for the issuance of variable annuity contracts (hereinafter the Contracts), which Contracts provide that part or all of the annuity benefits and cash value will reflect the investment experience of one or more designated underlying securities; and

RESOLVED FURTHER, that the fundamental investment policy of the Variable Account shall be to invest or reinvest the assets of the Variable Account in securities issued by investment companies registered under the Investment Company Act of 1940, as may be specified in the respective Contracts; and

RESOLVED FURTHER, that the proper officers of the Company be, and they thereby are, authorized and directed to take all action necessary to:  (a) register the Variable Account as a unit investment trust under the Investment Company Act of 1940, as amended; (b) register one or more Contracts in such amounts as the officers of the Company shall from time to time deem appropriate under the Securities Act of 1933 and to prepare and file amendments to such registrations as they may deem necessary or desirable; and (c) take all other action necessary to comply with:  the Investment Company Act of 1940, including the filing of applications for such exemptions from the Investment Company Act of 1940 as the officers of the Company shall deem necessary or desirable; the Securities Exchange Act of 1934; the Securities Act of 1933; and all other applicable state and federal laws in connection with offering said Contracts for sale and the operation of the Variable Account; and

RESOLVED FURTHER, that D. Richard McFerson, Peter F. Frenzer, Harvey S. Galloway, James E. Brock, Robert A. Oakley, Gordon E. McCutchan, W. Sidney Druen and Joseph P. Rath and each of them, with full power to act without the others, hereby are severally authorized and empowered to execute and cause to be filed with the Securities and Exchange Commission on behalf of the Variable Account and by the Company as sponsor and depositor any required Registration Statement and Notice thereof registering the Variable Account as an investment company under the Investment Company Act of 1940; and Registration Statements under the Securities Act of 1933, registering the Contracts and any and all amendments to the foregoing on behalf of and as attorneys for the Variable Account and the Company and on behalf of and as attorneys for the principal executive officer and/or the principal financial officer and/or the principal accounting officer and/or any other officer of the Variable Account and the Company; and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized on behalf of the Variable Account and on behalf of the Company to take any and all action which they may deem necessary or advisable in order to sell the Contracts and, if necessary, to register or qualify Contracts for offer and sale under the insurance and securities laws of any of the states of the United States of America and in connection therewith to execute, deliver and file all such applications, reports, covenants, resolutions and other papers and instruments as may be required under such laws, and to take any and all further action which said officers or counsel of the Company may deem necessary or desirable in order to maintain such registration or qualification for as long as said officers or counsel deem it to be in the best interests of the Variable Account and the Company; and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized in the names and on behalf of the Variable Account and the Company to execute and file irrevocable written consents on the part of the Variable Account and the Company to be used in such states wherein such consents to service of process may be requisite under the insurance or securities laws thereof in connection with said registration or qualification of Contracts and appoint the appropriate state official, or such other persons as may be allowed by said insurance or securities laws, agent of the Variable Account and of the Company for the purpose of receiving and accepting process; and

RESOLVED FURTHER, that the appropriate officers of the Company be, and they hereby are, authorized to establish procedures under which the Company will provide sales and administrative functions with respect to the Variable Contracts issued in connection therewith, including, but not limited to procedures for providing any voting rights required by the federal securities laws for owners of such Contracts with respect to securities owned by the Variable Account, adding additional underlying investment series to the Variable Account, and permitting conversion or exchange of Contract values or benefits among the various series.

A motion was made, seconded and carried, that the resolution be adopted.

Nationwide Variable Account-9

EXCERPT FROM:

MINUTES OF A REGULAR MEETING OF THE BOARD OF DIRECTORS OF NATIONWIDE LIFE INSURANCE COMPANY, held at the Farmland Insurance Companies in Des Moines, Iowa, on May 21, 1997.

The following resolution concerning the establishment of Nationwide Variable Account-9 was presented for consideration:

RESOLVED, that the Company, pursuant to the provisions of Ohio Revised  Code Section 3907.15,  hereby establishes  a separate account, designated Nationwide Variable Account-9 (hereinafter the Variable Account) for the following use and purposes, and subject to such conditions as hereafter set forth:

RESOLVED FURTHER, that the Variable Account shall be established for the purpose of providing for the issuance of variable annuity contracts (hereinafter the Contracts), which Contracts provide that part or all of the annuity benefits and cash value will reflect the investment experience of one or more designated underlying securities; and

RESOLVED FURTHER, that the fundamental investment policy of the Variable Account shall be to invest or reinvest the assets of the Variable Account in securities issued by investment companies registered under the Investment Company Act of 1940, as may be specified in the respective Contracts; and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized to take all action they deem necessary or appropriate to:  (a) register the Variable Account as a unit investment trust under the Investment Company Act of 1940, as amended; (b) register the Contracts in such amounts as the officers of the Company shall from time to time deem appropriate under the Securities Act of 1933 and to prepare and file amendments to such registration as they may deem necessary or desirable; and (c) take all other action necessary to comply with: the Investment Company Act of 1940, including the filing of applications for such exemptions from the Investment Company Act of 1940 as the officers of the Company shall deem necessary or desirable; the Securities Exchange Act of 1934; the Securities Act of 1933; and all other applicable state and federal laws in connection with offering said Contracts for sale and the operation of the Variable Account; and

RESOLVED FURTHER, that the proper officers of the Company, as appointed by a duly executed Power of Attorney, each of them with full power to act without the others, hereby are severally authorized and empowered to execute and cause to be filed with the Securities and Exchange Commission on behalf of the Variable Account and by the Company as sponsor and depositor any required Registration Statement and Notice thereof registering the Variable Account as an investment company under the Investment Company Act of 1940; and a Registration Statement under the Securities Act of 1933, registering the Contracts and any and all amendments to the foregoing on behalf of and as attorneys for the Variable Account and the Company and on behalf of and as attorneys for the principal executive officer and/or the principal financial officer and/or the principal accounting officer and/or any other officer of the Variable Account and the Company; and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized on behalf of the Variable Account and on behalf of the Company to take any and all action which they may deem necessary or advisable in order to sell the Contracts and, if necessary, to register or qualify Contracts for offer and sale under the insurance and securities laws of any of the states of the United States of America and in connection therewith to execute, deliver and file all such applications, reports, covenants, resolutions and other papers and instruments as may be required under such laws, and to take any and all further action which said officers or counsel of the Company may deem necessary or desirable in order to maintain such registration or qualification for as long as said officers or counsel deem it to be in the best interests of the Variable Account and the Company; and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized in the names and on behalf of the Variable Account and the Company to execute and file irrevocable written consents on the part of the Variable Account and of the Company to be used in such states wherein such consents to service of process may be requisite under the insurance or securities laws thereof in connection with said registration or qualification of Contracts and appoint the appropriate state official, or such other persons as may be allowed by said insurance or securities laws, agent of the Variable Account and of the Company for the purpose of receiving and accepting process; and

RESOLVED FURTHER, that the appropriate officers of the Company be, and they hereby are, authorized to establish procedures under which the Company will provide sales and administrative functions with respect to the Contracts issued in connection therewith, including, but not limited to procedures for providing any voting rights required by the federal securities laws for owners of such Contracts with respect to securities owned by the Variable Account, adding additional underlying investment series to the Variable Account, and permitting conversion or exchange of the Contract values or benefits among the various series.

A motion was made, seconded and carried, that the resolution be adopted.

Nationwide Variable Account-10

EXCERPT FROM:

MINUTES OF A REGULAR MEETING OF THE BOARD OF DIRECTORS OF NATIONWIDE LIFE INSURANCE COMPANY, held at the office of the Company in Columbus, Ohio, on March 31, 1999.

The following resolution concerning the establishment of Nationwide Variable Account-10 was presented for consideration:

RESOLVED, that the Company, pursuant to the provisions of the Ohio Revised Code Section 3907.15, hereby establishes a separate account, designated Nationwide Variable Account-10 (“Variable Account”) for the following use and purposes, and subject to such conditions as hereafter set forth:

RESOLVED FURTHER, that the Variable Account shall be established for the purpose of providing for the issuance of variable annuity contracts (“Contracts”), which provide that part or all of the annuity benefits and cash value will reflect the investment experience of one or more designated underlying securities; and

RESOLVED FURTHER, that the fundamental investment policy of the Variable Account shall be to invest or reinvest the assets of the Variable Account in securities issued by investment companies registered under the Investment Company Act of 1940, as may be specified in the respective Contracts; and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized and directed to take all action they deem necessary and appropriate to: (a) to register the Variable Account as a unit investment trust under the Investment Company Act of 1940, as amended; (b) register the Contracts in such amounts as the officers of the Company shall from time to time deem appropriate under the Securities Act of 1933 and to prepare and file all amendments to such registration as they may deem necessary or desirable; and (c) take all other action necessary to comply with: the Investment Company Act of 1940, including the filing of applications for such exemptions from the Investment Company Act of 1940 as the officers of the Company shall deem necessary or desirable; the Securities Exchange Act of 1934; the Securities Act of 1933; and all other applicable state and federal laws in connection with offering said Contracts for sale and the operation of the Variable Account; and

RESOLVED FURTHER, that the proper officers of the Company, as appointed by a duly executed Power of Attorney, each of them with full power to act without the others, hereby are severally authorized and empowered to execute and cause to be filed with the U.S. Securities and Exchange Commission on behalf of the Variable Account and by the Company as sponsor and depositor any required Registration Statement and Notice thereof registering the Variable Account as an investment company under the Investment Company Act of 1940; and one or more Registration Statements under the

Securities Act of 1933, registering the Contracts and any and all amendments to the foregoing on behalf of and as attorneys for the Variable Account and the Company and on behalf of and as attorneys for the principal executive officer and/or the principal financial officer and/or the principal accounting officer and/or any other officer of the Variable Account and the Company; and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are authorized on behalf of the Variable Account and on behalf of the Company to take any and all action which they may deem necessary or advisable in order to sell the Contracts and, if necessary, to register or qualify the Contracts for offer or sale under the insurance and securities laws of any of the states of the United States of America and in connection therewith to execute, deliver and file all such applications, reports, covenants, resolutions and other papers and instruments as may be required under such laws, and to take any and all further action which said officers or counsel of the Company may deem necessary or desirable in order to maintain such registration or qualification for as long as said officers or counsel deem it to be in the best interests of the Variable Account and the Company; and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized in the names and on behalf of the Variable Account to execute and file irrevocable written consents on the part of the Variable Account and of the Company to be used in such states wherein such consents to service of process may be requisite under the insurance or securities laws thereof in connection with said registration or qualification of Contracts and appoint the appropriate state official, or such other persons as may be allowed by said insurance or securities laws, agent of the Variable Account and of the Company for the purpose of receiving and accepting process; and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, to establish procedures under which the Company will provide sales and administrative functions with respect to the Contracts issued in connection therewith, including, but not limited to procedures for providing any voting rights required by the federal securities laws for owners of such Contracts with respect to securities owned by the Variable Account, adding additional underlying investment series to the Variable Account, and permitting conversion or exchange of the Contract values or benefits among the various series.

A motion was made, seconded and carried that the resolution be adopted.

Nationwide Variable Account-14

EXCERPT FROM:

MINUTES OF A REGULAR MEETING OF THE BOARD OF DIRECTORS OF NATIONWIDE LIFE INSURANCE COMPANY, held at the office of the Company in Columbus, Ohio, on August 8, 2002.

Establishment of Variable Annuity Separate Accounts

RESOLVED, that the Company, pursuant to the provisions of Ohio Revised Code Section 3907.15, hereby establishes four separate accounts, designated Nationwide Variable Account-14, Nationwide Variable Account-15, Nationwide Variable Account-16 and Nationwide Variable Account-17 (the “Variable Accounts”) for the uses and purposes, and subject to the conditions, set forth below; and

RESOLVED FURTHER, that the Variable Accounts shall be established for the purpose of providing for the issuance of variable annuity contracts (the “Contracts”), which Contracts provide that part or all of the annuity benefits and cash value will reflect the investment experience of one or more designated underlying securities; and

Statement of Separate Account Investment Policies

RESOLVED FURTHER, that the fundamental investment policy of the Variable Accounts shall be to invest or reinvest the assets of the Variable Accounts in securities issued by investment companies registered under the Investment Company Act of 1940, as may be specified in the respective Contracts; and

Registration of Separate Accounts and Contracts

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized and directed to take all action they deem necessary and appropriate to: (a) register the Variable Accounts as unit investment trusts under the Investment Company Act of 1940, as amended; (b) register the Contracts in such amounts as the officers of the Company shall from time to time deem appropriate under the Securities Act of 1933 and to prepare and file amendments to such registration as they may deem necessary or desirable; and (c) take all other action necessary to comply with: the Investment Company Act of 1940, including the filing of applications for such exemptions from the Investment Company Act of 1940 as the officers of the Company shall deem necessary or desirable; the Securities Exchange Act of 1934; the Securities Act of 1933; and all other applicable state and federal laws in connection with offering said Contracts for sale and the operation of the Variable Accounts; and

Execution of Registration Statements

RESOLVED FURTHER, that the proper officers of the Company, as appointed by a duly executed Power of Attorney, each of them with full power to act without the others, hereby are severally authorized and empowered to execute and cause to be filed with the Securities and Exchange Commission, on behalf of the Variable Accounts and by the Company as sponsor and depositor, any required Registration Statement and Notice thereof, registering the Variable Accounts as investment companies under the Investment Company Act of 1940; and one or  more Registration Statements under the Securities Act of 1933, registering the Contracts and any and all amendments to the foregoing on behalf of and as attorneys for the Variable Accounts and the Company, and on behalf of and as attorneys for the principal executive officer and/or the principal financial officer and/or the principal accounting officer and/or any other officer of the Variable Accounts and the Company; and

Qualification of Contracts

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized on behalf of the Variable Accounts and on behalf of the Company to take any and all action which they may deem necessary or advisable in order to sell the Contracts and, if necessary, to register or qualify Contracts for offer and sale under the insurance and securities laws of any of the states of the United States of America and in connection therewith to execute, deliver and file all such applications, reports, covenants, resolutions and other papers and instruments as may be required under such laws, and to take any and all further action which said officers or counsel of the Company may deem necessary or desirable in order to maintain such registration or qualification for as long as said officers or counsel deem it to be in the best interests of the Variable Accounts and the Company; and

Compliance with State Laws

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized in the names and on behalf of the Variable Accounts and the Company to execute and file irrevocable written consents on the part of the Variable Accounts and of the Company to be used in such states wherein such consents to service of process may be required under the insurance or securities laws thereof in connection with said registration or qualification of Contracts and appoint the appropriate state official, or such other persons as may be allowed by said insurance or securities laws, agent of the Variable Accounts and of the Company for the purpose of receiving and accepting process; and

Sales and Administration Functions

RESOLVED FURTHER, that the appropriate officers of the Company be, and they hereby are, authorized to establish procedures under which the Company will provide sales and administrative functions with respect to the Contracts issued in connection therewith, including, but not limited to procedures for providing any voting rights required by the federal securities laws for owners of such Contracts with respect to securities owned by the Variable Accounts, adding additional underlying investment series to the Variable Accounts, and permitting conversion or exchange of contract values or benefits among the various series; and

Empowerment

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized and empowered to do and perform, or cause to be done and performed, all such acts, deeds and things to make, execute and deliver, or cause to be made, executed and delivered, all such agreements, undertakings, documents, instruments and certificates in the name of and on behalf of the Company or otherwise as such officers may deem necessary or desirable to effectuate and carry out fully the purpose and intent of the foregoing resolutions.

Ratification

RESOLVED FURTHER, that any acts of the proper officers of the Company, which acts would have been authorized by the foregoing resolution except that such acts were taken prior to the adoption of such resolution, are hereby severally ratified, confirmed, approved and adopted as acts in the name and on behalf of the Company

Nationwide Multi-Flex Variable Account

EXCERPT FROM:

ACTION OF BOARD OF DIRECTORS IN WRITING WITHOUT A MEETING – NATIONWIDE LIFE INSURANCE COMPANY – DATED:  AS OF OCTOBER 7, 1981

RESOLVED, that the Company, pursuant to the provisions of Ohio Revised Code Section 3907.15 hereby establishes a separate account, designated Nationwide Multi-Flex Variable Account (hereinafter the Variable Account) for the following use and purposes, and subject to such conditions as hereafter set forth:

RESOLVED, that the Variable Account shall be established for the purpose of providing for the issuance of group and individual variable annuity contracts (hereinafter the Contracts) which Contracts provide that part or all of the payments and benefits will reflect the investment experience of one or more designated underlying securities, and

RESOLVED FURTHER, that the fundamental investment policy of the Variable Account shall be to invest or reinvest the assets of the Variable Account in securities issued by investment companies registered under the Investment Company Act of 1940 and managed by Multi-Flex Advisers, Inc. or in securities issued by investment companies registered under the Investment Company Act of 1940 and managed by an investment adviser which is a subsidiary or affiliate of the Company, as may be specified in the respective Contracts, and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized and directed to take all action necessary to: (a) register the Variable Account as a unit investment trust under the Investment Company Act of 1940, as amended; (b) register the Contracts in such amounts as the officers of the Company shall from time to time deem appropriate under the Securities Act of 1933; and (c) take all other action necessary to comply with the Investment Company Act of 1940, including the filing of applications for such exemptions from the Investment Company Act of 1940 as the officers of the Company shall deem necessary or desirable, the Securities Exchange Act of 1934, the Securities Act of 1933, and all other applicable state and federal laws in connection with offering said Contracts for sale and the operation of the Variable Account, and

RESOLVED FURTHER, that the proper officers are authorized to prepare and file with the Securities and Exchange Commission a Form of Notification of Registration on Form N-8A and a Registration Statement on Form N-8B-2 under the Investment Company Act of 1940 and a Registration Statement on Form S6 under the Securities Act of 1933 and to prepare and file such amendments to the foregoing as they may deem necessary or desirable, and

RESOLVED FURTHER, that John E. Fisher, John L. Marakas, P. F. Frenzer, Jack A. Gulick, D. Richard McFerson, and John C. Wagner, and each of them with full power to act without the others hereby are severally authorized and empowered to execute and cause to be filed with the Securities and Exchange Commission on behalf of the Variable Account and by the Company as sponsor and depositor a Form of Notification of Registration on Form N-8A, a Registration Statement registering the Variable Account as an investment company under the Investment Company Act of 1940, and a Registration Statement under the Securities Act of 1933, registering the Contracts and any and all amendments to the foregoing on behalf of and as attorneys for the Variable Account and the Company and on behalf of and as attorneys for the principal executive officer and/or the principal financial officer and/or the principal accounting officer and/or any other officer of the Variable Account and the Company, and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized on behalf of the Variable Account and on behalf of the Company to take any and all action which they may deem necessary or advisable in order to sell the Contracts and, if necessary, to register or qualify Contracts for offer and sale under the insurance and securities laws of any of the states of the United States of America and in connection therewith to execute, deliver and file all such applications, reports, covenants, resolutions and other papers and instruments as may be required under such laws, and to take any and all further action which said officers or counsel of the Company may deem necessary or desirable in order to maintain such registration or qualification for as long as said officers or counsel deem it to be in the best interests of the Variable Account and the Company, and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized in the names and on behalf of the Variable Account and the Company to execute and file irrevocable written consents on the part of the Variable Account and of the Company to be used in such states wherein such consents to service of process may be requisite under the insurance or securities laws thereof in connection with said registration or qualification of Contracts and appoint the appropriate state official, or such other persons as may be allowed by said insurance or securities laws, agent of the Variable Account and of the Company for the purpose of receiving and accepting process, and

RESOLVED FURTHER, that to the extent permitted under the Investment Company Act of 1940 and the Securities Act of 1933, all Contracts may contain provisions that, prior to the commencement of annuity payments, the owner may convert accumulation units from one series to another series then available through the Variable Account on a net basis, under conditions which shall be set forth in the Contracts, and that additional series may be established from time to time and made available to existing owners as specified in the Contracts, and

RESOLVED FURTHER, that the appropriate officers of the Company be, and they hereby are, authorized to establish procedures under which the Company will provide sales and administrative functions with respect to the Variable Account and the Contracts issued in connection therewith, including, but not limited to, procedures for providing voting rights for owners of such Contracts with respect to securities owned by the Variable Account and procedures for adding death and disability benefits where appropriate.

Nationwide VLI Separate Account-2

EXCERPT FROM:

MINUTES OF A REGULAR MEETING OF THE BOARD OF DIRECTORS OF NATIONWIDE LIFE INSURANCE COMPANY, held at the office of the Company in Columbus, Ohio, on May 6, 1987.

The following resolution concerning the establishment of Nationwide VLI Separate Account-2 was presented for consideration:

RESOLVED, that the Company, pursuant to the provisions of Ohio Revised Code Section 3907.15, hereby establishes a separate account, designated Nationwide VLI Separate Account-2 (hereinafter the Variable Account) for the following use and purposes, and subject to such conditions as hereafter set forth:

RESOLVED, that the Variable Account shall be established for the purpose of providing for the issuance of variable life insurance policies (hereinafter the Policies) which Policies provide that part or all of the life insurance benefits and cash value will reflect the investment experience of one or more designated underlying securities; and

RESOLVED FURTHER, that the fundamental investment policy of the Variable Account shall be to invest or reinvest the assets of the Variable Account in securities issued by investment companies registered under the Investment Company Act of 1940, as may be specified in the respective Policies; and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized and directed to take all action necessary to: (a) register the Variable Account as a unit investment trust under the Investment Company Act of 1940, as amended; (b) register the Policies in such amounts as the officers of the Company shall from time to time deem appropriate under the Securities Act of 1933 and to prepare and file amendments to such registration as they may deem necessary or desirable; and (c) take all other action necessary to comply with: the Investment Company Act of 1940, including the filing of applications for such exemptions from the Investment Company Act of 1940 as the officers of the Company shall deem necessary or desirable; the Securities Exchange Act of 1934; the Securities Act of 1933; and all other applicable state and federal laws in connection with offering said Policies for sale and the operation of the Variable Account; and

RESOLVED FURTHER, that John E. Fisher, John L. Marakas, Peter F. Frenzer, Harvey S. Galloway, D. Richard McFerson, Gordon E. McCutchan, and Raymond L. Wilson and each of them, with full power to act without the others, hereby are severally authorized and empowered to execute and cause to be filed with the Securities and Exchange Commission on behalf of the Variable Account and by the Company as sponsor and depositor any required Registration Statement and Notice thereof registering the Variable Account as an investment company under the Investment Company Act of 1940; and a Registration Statement under the Securities Act of 1933, registering the Policies and any and all amendments to the foregoing on behalf of and as attorneys for the Variable Account and the Company and on behalf of and as attorneys for the principal executive officer and/or the principal financial officer and/or the principal accounting officer and/or any other officer of the Variable Account and the Company; and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized on behalf of the Variable Account and on behalf of the Company to take any and all action which they may deem necessary or advisable in order to sell the Policies and, if necessary, to register or qualify Policies for offer and sale under the insurance and securities laws of any of the states of the United States of America and in connection therewith to execute, deliver and file all such applications, reports, covenants, resolutions and other papers and instruments as may be required under such laws, and to take any and all further action which said officers or counsel of the Company may deem necessary or desirable in order to maintain such registration or qualification for as long as said officers or counsel deem it to be in the best interests of the Variable Account and the Company; and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized in the names and on behalf of the Variable Account and the Company to execute and file irrevocable written consents on the part of the Variable Account and of the Company to be used in such states wherein such consents to service of process may be requisite under the insurance or securities laws thereof in connection with said registration or qualification of Policies and appoint the appropriate state official, or such other persons as may be allowed by said insurance or securities laws, agent of the Variable Account and of the Company for the purpose of receiving and accepting process; and

RESOLVED FURTHER, that the appropriate officers of the Company be, and they hereby are, authorized to establish procedures under which the Company will provide sales and administrative functions with respect to the Policies issued in connection therewith, including, but not limited to procedures for providing any voting rights required by the federal securities laws for owners of such Policies with respect to securities owned by the Variable Account, adding additional underlying investment series to the Variable Account, and permitting conversion or exchange of Policies values or benefits among the various series.

A motion was made, seconded and carried, that the resolution be adopted.

Nationwide VLI Separate Account-3

EXCERPT FROM:

MINUTES OF A REGULAR MEETING OF THE BOARD OF DIRECTORS OF NATIONWIDE LIFE INSURANCE COMPANY, held at the office of the Company in Columbus, Ohio, on December 3, 1987.

The following resolution concerning the establishment of Nationwide VLI Separate Account-3 was presented for consideration:

RESOLVED, that the Company, pursuant to the provisions of Ohio Revised Code Section 3907.15, hereby establishes a separate account, designated Nationwide VLI Separate Account-3 (hereinafter the Variable Account) for the following use and purposes, and subject to such conditions as hereafter set forth:

RESOLVED, that the Variable Account shall be established for the purpose of providing for the issuance of variable life insurance policies (hereinafter the Policies) which Policies provide that part or all of the life insurance benefits and cash value will reflect the investment experience of one or more designated underlying securities; and

RESOLVED FURTHER, that the fundamental investment policy of the Variable Account shall be to invest or reinvest the assets of the Variable Account in securities issued by investment companies registered under the Investment Company Act of 1940, as may be specified in the respective Policies; and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized and directed to take all action necessary to: (a) register the Variable Account as a unit investment trust under the Investment Company Act of 1940, as amended; (b) register the Policies in such amounts as the officers of the Company shall from time to time deem appropriate under the Securities Act of 1933 and to prepare and file amendments to such registration as they may deem necessary or desirable; and (c) take all other action necessary to comply with: the Investment Company Act of 1940, including the filing of applications for such exemptions from the Investment Company Act of 1940 as the officers of the Company shall deem necessary or desirable; the Securities Exchange Act of 1934; the Securities Act of 1933; and all other applicable state and federal laws in connection with offering said Policies for sale and the operation of the Variable Account; and

RESOLVED FURTHER, that John E. Fisher, John L. Marakas, Peter F. Frenzer, Harvey S. Galloway, Thomas E. Kryshak, Gordon E. McCutchan, and Raymond L. Wilson and each of them, with full power to act without the others, hereby are severally authorized and empowered to execute and cause to be filed with the Securities and Exchange Commission on behalf of the Variable Account and by the Company as sponsor and depositor any required Registration Statement and Notice thereof registering the Variable Account as an investment company under the Investment Company Act of 1940; and one or more Registration Statements under the Securities Act of 1933, registering the Policies and any and all amendments to the foregoing on behalf of and as attorneys for the Variable Account and the Company and on behalf of and as attorneys for the principal executive officer and/or the principal financial officer and/or the principal accounting officer and/or any other officer of the Variable Account and the Company; and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized on behalf of the Variable Account and on behalf of the Company to take any and all action which they may deem necessary or advisable in order to sell the Policies and, if necessary, to register or qualify Policies for offer and sale under the insurance and securities laws of any of the states of the United States of America and in connection therewith to execute, deliver and file all such applications, reports, covenants, resolutions and other papers and instruments as may be required under such laws, and to take any and all further action which said officers or counsel of the Company may deem necessary or desirable in order to maintain such registration or qualification for as long as said officers or counsel deem it to be in the best interests of the Variable Account and the Company; and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized in the names and on behalf of the Variable Account and the Company to execute and file irrevocable written consents on the part of the Variable Account and of the Company to be used in such states wherein such consents to service of process may be requisite under the insurance or securities laws thereof in connection with said registration or qualification of Policies and appoint the appropriate state official, or such other persons as may be allowed by said insurance or securities laws, agent of the Variable Account and of the Company for the purpose of receiving and accepting process; and

RESOLVED FURTHER, that the appropriate officers of the Company be, and they hereby are, authorized to establish procedures under which the Company will provide sales and administrative functions with respect to the Policies issued in connection therewith, including, but not limited to procedures for providing any voting rights required by the federal securities laws for owners of such Policies with respect to securities owned by the Variable Account, adding additional underlying investment series to the Variable Account, and permitting conversion or exchange of Policies values or benefits among the various series.

A motion was made, seconded and carried, that the resolution be adopted.

Nationwide VLI Separate Account-4

EXCERPT FROM:

MINUTES OF A REGULAR MEETING OF THE BOARD OF DIRECTORS OF NATIONWIDE LIFE INSURANCE COMPANY, held at the office of the Company in Columbus, Ohio, on December 3, 1987.

The following resolution concerning establishment of Nationwide VLI Separate Account-4 was presented for consideration:

RESOLVED, that the Company, pursuant to the provisions of Ohio Revised Code Section 3907.15, hereby establishes a separate account, designated Nationwide VLI Separate Account-4 (hereinafter the Variable Account) for the following use and purposes, and subject to such conditions as hereafter set forth:

RESOLVED, that the Variable Account shall be established for the purpose of providing for the issuance of variable life insurance policies (hereinafter the Policies) which Policies provide that part or all of the life insurance benefits and cash value will reflect the investment experience of one or more designated underlying securities; and

RESOLVED FURTHER, that the fundamental investment policy of the Variable Account shall be to invest or reinvest the assets of the Variable Account in securities issued by investment companies registered under the Investment Company Act of 1940, as may be specified in the respective Policies; and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized and directed to take all action necessary to: (a) register the Variable Account as a unit investment trust under the Investment Company Act of 1940, as amended; (b) register the Policies in such amounts as the officers of the Company shall from time to time deem appropriate under the Securities Act of 1933 and to prepare and file amendments to such registration as they may deem necessary or desirable; and (c) take all other action necessary to comply with: the Investment Company Act of 1940, including the filing of applications for such exemptions from the Investment Company Act of 1940 as the officers of the Company shall deem necessary or desirable; the Securities Exchange Act of 1934; the Securities Act of 1933; and all other applicable state and federal laws in connection with offering said Policies for sale and the operation of the Variable Account; and

RESOLVED FURTHER, that John E. Fisher, John L. Marakas, Peter F. Frenzer, Harvey S. Galloway, Thomas E. Kryshak, Gordon E. McCutchan, and Raymond L. Wilson and each of them, with full power to act without the others, hereby are severally authorized and empowered to execute and cause to be filed with the Securities and Exchange Commission on behalf of the Variable Account and by the Company as sponsor and depositor any required Registration Statement and Notice thereof registering the Variable Account as an investment company under the Investment Company Act of 1940; and one or more Registration Statements under the Securities Act of 1933, registering the Policies and any and all amendments to the foregoing on behalf of and as attorneys for the Variable Account and the Company and on behalf of and as attorneys for the principal executive officer and/or the principal financial officer and/or the principal accounting officer and/or any other officer of the Variable Account and the Company; and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized on behalf of the Variable Account and on behalf of the Company to take any and all action which they may deem necessary or advisable in order to sell the Policies and, if necessary, to register or qualify Policies for offer and sale under the insurance and securities laws of any of the states of the United States of America and in connection therewith to execute, deliver and file all such applications, reports, covenants, resolutions and other papers and instruments as may be required under such laws, and to take any and all further action which said officers or counsel of the Company may deem necessary or desirable in order to maintain such registration or qualification for as long as said officers or counsel deem it to be in the best interests of the Variable Account and the Company; and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized in the names and on behalf of the Variable Account and the Company to execute and file irrevocable written consents on the part of the Variable Account and of the Company to be used in such states wherein such consents to service of process may be requisite under the insurance or securities laws thereof in connection with said registration or qualification of Policies and appoint the appropriate state official, or such other persons as may be allowed by said insurance or securities laws, agent of the Variable Account and of the Company for the purpose of receiving and accepting process; and

RESOLVED FURTHER, that the appropriate officers of the Company be, and they hereby are, authorized to establish procedures under which the Company will provide sales and administrative functions with respect to the Policies issued in connection therewith, including, but not limited to procedures for providing any voting rights required by the federal securities laws for owners of such Policies with respect to securities owned by the Variable Account, adding additional underlying investment series to the Variable Account, and permitting conversion or exchange of Policies values or benefits among the various series.

A motion was made, seconded and carried, that the resolution be adopted.

Nationwide VLI Separate Account-7

EXCERPT FROM:

ACTION OF BOARD OF DIRECTORS IN WRITING WITHOUT A MEETING – NATIONWIDE LIFE INSURANCE COMPANY – DATED:  August 3, 2004

ESTABLISHMENT OF VARIABLE ANNUITY SEPARATE ACCOUNTS

RESOLVED, that the Company, pursuant to the provisions of Ohio Revised Code Section 3907.15, hereby establishes two separate accounts, designated Nationwide VLI Separate Account-7, and Nationwide VLI Separate Account-8, (the “Variable Accounts”) for the uses and purposes, and subject to the conditions, set forth below; and

RESOLVED FURTHER, that the Variable Accounts shall be established for the purpose of providing for the issuance of variable annuity contracts (the “Contracts”), which Contracts provide that part or all of the annuity benefits and cash value will reflect the investment experience of one or more designated underlying securities; and

Statement of Separate Account Investment Policies

RESOLVED FURTHER, that the fundamental investment policy of the Variable Accounts shall be to invest or reinvest the assets of the Variable Accounts in securities issued by investment companies registered under the Investment Company Act of 1940, as may be specified in the respective Contracts; and

Registration of Separate Accounts and Contracts

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized and directed to take all action they deem necessary and appropriate to: (a) register the Variable Accounts as unit investment trusts under the Investment Company Act of 1940, as amended; (b) register the Contracts in such amounts as the officers of the Company shall from time to time deem appropriate under the Securities Act of 1933 and to prepare and file amendments to such registration as they may deem necessary or desirable; and (c) take all other action necessary to comply with: the Investment Company Act of 1940, including the filing of applications for such exemptions from the Investment Company Act of 1940 as the officers of the Company shall deem necessary or desirable; the Securities Exchange Act of 1934; the Securities Act of 1933; and all other applicable state and federal laws in connection with offering said Contracts for sale and the operation of the Variable Accounts; and

Execution of Registration Statements

RESOLVED FURTHER, that the proper officers of the Company, as appointed by a duly executed Power of Attorney, each of them with full power to act without the others, hereby are severally authorized and empowered to execute and cause to be filed with the Securities and Exchange Commission, on behalf of the Variable Accounts and by the Company as sponsor and depositor, any required Registration Statement and Notice thereof, registering the Variable Accounts as investment companies under the Investment Company Act of 1940; and one or more Registration Statements under the Securities Act of 1933, registering the Contracts and any and all amendments to the foregoing on behalf of and as attorneys for the Variable Accounts and the Company, and on behalf of and as attorneys for the principal executive officer and/or the principal financial officer and/or the principal accounting officer and/or any other officer of the Variable Accounts and the Company; and

Qualification of Contracts

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized on behalf of the Variable Accounts and on behalf of the Company to take any and all action which they may deem necessary or advisable in order to sell the Contracts and, if necessary, to register or qualify Contracts for offer and sale under the insurance and securities laws of any of the states of the United States of America and in connection therewith to execute, deliver and file all such applications, reports, covenants, resolutions and other papers and instruments as may be required under such laws, and to take any and all further action which said officers or counsel of the Company may deem necessary or desirable in order to maintain such registration or qualification for as long as said officers or counsel deem it to be in the best interests of the Variable Accounts and the Company; and

Compliance with State Laws

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized in the names and on behalf of the Variable Accounts and the Company to execute and file irrevocable written consents on the part of the Variable Accounts and of the Company to be used in such states wherein such consents to service of process may be required under the insurance or securities laws thereof in connection with said registration or qualification of Contracts and appoint the appropriate state official, or such other persons as may be allowed by said insurance or securities laws, agent of the Variable Accounts and of the Company for the purpose of receiving and accepting process; and

Sales and Administration Functions

RESOLVED FURTHER, that the appropriate officers of the Company be, and they hereby are, authorized to establish procedures under which the Company will provide sales and administrative functions with respect to the Contracts issued in connection therewith, including, but not limited to procedures for providing any voting rights required by the federal securities laws for owners of such Contracts with respect to securities owned by the Variable Accounts, adding additional underlying investment series to the Variable Accounts, and permitting conversion or exchange of contract values or benefits among the various series; and

Ratification

RESOLVED FURTHER, that any acts of the proper officers of the Company, which acts would have been authorized by the foregoing resolutions except that such acts were taken prior to the adoption of such resolutions, are hereby severally ratified, confirmed, approved and adopted as acts in the name and on behalf of the Company; and

Empowerment

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized and empowered to do and perform, or cause to be done and performed, all such acts, deeds and things to make, execute and deliver, or cause to be made, executed and delivered, all such agreements, undertakings, documents, instruments and certificates in the name of and on behalf of the Companies or otherwise as such officers may deem necessary or desirable to effectuate and carry out fully the purpose and intent of the foregoing resolutions.

* * * * *
I further certify that the foregoing resolutions have not been amended, altered, or repealed and are now in full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand and caused the corporate seal of NATIONWIDE LIFE INSURANCE COMPANY to be hereunto affixed this 2nd day of April, 2009.

/s/KATHY R. RICHARDS
Kathy R. Richards
Assistant Secretary
(seal)

Exhibit A(3)
Resolutions/Certifications and Statements of Authority
Nationwide Life and Annuity Insurance Company

CERTIFICATION OF ASSISTANT SECRETARY

I, Kathy R. Richards, Assistant Secretary of NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY, hereby certify that the following are true and correct excerpts from the AMENDED ARTICLES OF INCORPORATION of NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY, as duly adopted.

AMENDED ARTICLES OF INCORPORATION

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

*FIRST:	The name of said Corporation shall be “NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY.”

SECOND:	Said Corporation is to be located, and its principal offices maintained, in the City of Columbus, County of Franklin, State of Ohio.

THIRD:
This Corporation is formed for the purpose of making insurance upon the lives of individuals, and every type of insurance appertaining thereto or connected therewith, and granting, purchasing or disposing of annuities, as authorized by Section 3907.01, Ohio Revised Code, as it now exists or may hereafter be amended.

FOURTH:	The maximum number of shares which the Corporation is authorized to have outstanding is Sixty-Six Thousand (66,000) shares, all of which shall be with par value of Forty Dollars ($40.00) each.

FIFTH:	The amount of capital with which the Corporation will begin business is One Million Forty Thousand Dollars ($1,040,000.00).

SIXTH:
The corporate powers and business of the Corporation shall be exercised, conducted and controlled, and the corporate property managed by a board of directors consisting of not less than five (5), nor more than twenty-one (21), as may from time to time be fixed by the Code of Regulations of the Corporation.  At the first election of directors one-third of the directors shall be elected to serve until the next annual meeting, one-third shall be elected to serve until the second annual meeting, and one-third shall be elected to serve until the third annual meeting; therefore all directors shall be elected to serve for terms of three (3) years each, and until their successors are elected and qualified.  Vacancies in the board of directors, arising from any cause, shall be filled by the remaining directors.

The directors shall be elected at the annual meetings of the stockholders by a majority of the stockholders present in person or by proxy, provided that vacancies may be filled as herein provided for.

The stockholders of the Corporation shall have the right, subject to the statutes of the State of Ohio and these Articles of Incorporation, to adopt a Code of Regulations governing the transaction of the business and affairs of the Corporation which may be altered, amended or repealed in a manner provided by law.

The board of directors shall elect from their own number a Chairman of the Board of Directors, a General Chairman, and a President.  The board of directors shall also elect a Vice President and a Secretary and a Treasurer, or a Secretary-Treasurer.  The board of directors may also elect or appoint such additional vice presidents, assistant secretaries and assistant treasurers as may be deemed advisable or necessary, and may fix their duties.  The board of directors may appoint such other officers as may be provided in the Code of Regulations.  All officers, unless sooner removed by the board of directors, shall hold office for one (1) year, or until their successors are elected and qualified.  Other than the Chairman of the Board of Directors, the General Chairman and the President, the officers need not be members of the board of directors.  Officers shall be elected at each annual organization meeting of the board of directors, but elections or appointments to fill vacancies may be had at any meeting of the directors.

SEVENTH:
The annual meeting of the stockholders of the Corporation shall be held at such time as may be fixed in the Code of Regulations of the Corporation.  Any meeting of the stockholders, annual or special, may be held in or outside the State of Ohio.  Reasonable notice of all meetings of stockholders should be given, by mail or publication, or as prescribed by the Code of Regulations or by law.

*Amended effective January 30, 1995

* * * * *
I further certify that the foregoing AMENDED ARTICLES OF INCORPORATION have not been amended, altered, or repealed and are now in full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand and caused the corporate seal of

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY to be hereunto affixed this 2nd day of April, 2009.

/s/KATHY R. RICHARDS
Kathy R. Richards
Assistant Secretary
(seal)

Exhibit A(4)
Resolutions/Certifications and Statements of Authority
Separate Accounts of Nationwide Life and Annuity Insurance Company

CERTIFICATION OF ASSISTANT SECRETARY

I, Kathy R. Richards, Assistant Secretary of NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY, hereby certify that the following are true and correct excerpts from minutes of meetings of the BOARD OF DIRECTORS OF NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY held on such dates, and that such resolutions were duly adopted.

Nationwide VA Separate Account-B

EXCERPT FROM:

MINUTES OF A REGULAR MEETING OF THE BOARD OF DIRECTORS OF  FINANCIAL HORIZONS LIFE INSURANCE COMPANY, held at the office of the Company in Columbus, Ohio, on March 6, 1991.

The following resolution concerning the establishment of Financial Horizons VA Separate Account-2 was presented for consideration:

RESOLVED, that the Company, pursuant to the provisions of Ohio Revised Code Section 3907.15, hereby establishes a separate account, designated Financial Horizons VA Separate Account-2 (hereinafter the Variable Account) for the following use and purposes, and subject to such conditions as hereafter set forth:

RESOLVED FURTHER, that the Variable Account shall be established for the purpose of providing for the issuance of variable annuity contracts (hereinafter the Contracts), which Contracts provide that part or all of the annuity benefits and cash value will reflect the investment experience of one or more designated underlying securities; and

RESOLVED FURTHER, that the fundamental investment policy of the Variable Account shall be to invest or reinvest the assets of the Variable Account in securities issued by investment companies registered under the Investment Company Act of 1940, as may be specified in the respective Contracts; and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized to take all action they deem necessary or appropriate to:  (a) register the Variable Account as a unit investment trust under the Investment Company Act of 1940, as amended; (b) register the Contracts in such amounts as the officers of the Company shall from time to time deem appropriate under the Securities Act of 1933 and to prepare and file amendments to such registration as they may deem necessary or desirable; and

(c) take all other action necessary to comply with:  the Investment Company Act of 1940, including the filing of applications for such exemptions from the Investment Company Act of 1940 as the officers of the Company shall deem necessary or desirable; the Securities Exchange Act of 1934; the Securities Act of 1933; and all other applicable state and federal laws in connection with offering said Contracts for sale and the operation of the Variable Account; and

RESOLVED FURTHER, that John E. Fisher, John L. Marakas, Peter F. Frenzer, Harvey S. Galloway, James E. Brock, Thomas E. Kryshak, Gordon E. McCutchan, W. Sidney Druen and Joseph P. Rath and each of them, with full power to act without the others, hereby are severally authorized and empowered to execute and cause to be filed with the Securities and Exchange Commission on behalf of the Variable Account and by the Company as sponsor and depositor any required Registration Statement and Notice thereof registering the Variable Account as an investment company under the Investment Company Act of 1940; and a Registration Statement under the Securities Act of 1933, registering the Contracts and any and all amendments to the foregoing on behalf of and as attorneys for the Variable Account and the Company and on behalf of and as attorneys for the principal executive officer and/or the principal financial officer and/or the principal accounting officer and/or any other officer of the Variable Account and the Company; and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized on behalf of the Variable Account and on behalf of the Company to take any and all action which they may deem necessary or advisable in order to sell the Contracts and, if necessary, to register or qualify Contracts for offer and sale under the insurance and securities laws of any of the states of the United States of America and in connection therewith to execute, deliver and file all such applications, reports, covenants, resolutions and other papers and instruments as may be required under such laws, and to take any and all further action which said officers or counsel of the Company may deem necessary or desirable in order to maintain such registration or qualification for as long as said officers or counsel deem it to be in the best interests of the Variable Account and the Company; and

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized in the names and on behalf of the Variable Account and the Company to execute and file irrevocable written consents on the part of the Variable Account and of the Company to be used in such states wherein such consents to service of process may be requisite under the insurance or securities laws thereof in connection with said registration or qualification of Contracts and appoint the appropriate state official, or such other persons as may be allowed by said insurance or securities laws, agent of the Variable Account and of the Company for the purpose of receiving and accepting process; and

RESOLVED FURTHER, that the appropriate officers of the Company be, and they hereby are, authorized to establish procedures under which the Company will provide sales and administrative functions with respect to the Contracts issued in connection therewith, including, but not limited to procedures for providing any voting rights required by the federal securities laws for owners of such Contracts with respect to securities owned by the Variable Account, adding additional underlying investment series to the Variable Account, and permitting conversion or exchange of Contract values or benefits among the various series.

A motion was made, seconded and carried, that the resolution be adopted.

EXCERPT FROM:

MINUTES OF A REGULAR MEETING OF THE BOARD OF DIRECTORS OF NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY, held at the office of the Company in Columbus, Ohio, on March 1, 1995.

The following resolution related to name changes for the Company's separate accounts to coincide with the name change of the Company was presented for consideration:

RESOLVED, that effective May 1, 1995 and thereafter the names of the separate accounts of the Company be changed in the following manner:

Financial Horizons VA Separate Account-1 shall be known as Nationwide VA Separate Account-A;

Financial Horizons VA Separate Account-2 shall be known as Nationwide VA Separate Account-B;

Financial Horizons VA Separate Account-3 shall be known as Nationwide VA Separate Account-C;

Financial Horizons VL Separate Account-1 shall be known as Nationwide VL Separate Account-A; and

Financial Horizons Qualified Plans Variable Account shall be known as Nationwide VA Separate Account-Q.

A motion was made, seconded and carried, that the resolution be adopted.

Nationwide VL Separate Account-G

EXCERPT FROM:

MINUTES OF A REGULAR MEETING OF THE BOARD OF DIRECTORS OF NATIONWIDE LIFE INSURANCE COMPANY, held at the office of the Company in Columbus, Ohio, on August 27, 1994.

Establishment of Variable Annuity Separate Accounts

RESOLVED, that the Company, pursuant to the provisions of Ohio Revised Code Section 3907.15, hereby establishes two separate accounts, designated Nationwide VL Separate Account-G and Nationwide VL Separate Account-H (the “Variable Accounts”) for the uses and purposes, and subject to the conditions, set forth below; and

RESOLVED FURTHER, that the Variable Accounts shall be established for the purpose of providing for the issuance of variable annuity contracts (the “Contracts”), which Contracts provide that part or all of the annuity benefits and cash value will reflect the investment experience of one or more designated underlying securities; and

Statement of Separate Account Investment Policies

RESOLVED FURTHER, that the fundamental investment policy of the Variable Accounts shall be to invest or reinvest the assets of the Variable Accounts in securities issued by investment companies registered under the Investment Company Act of 1940, as may be specified in the respective Contracts; and

Registration of Separate Accounts and Contracts

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized and directed to take all action they deem necessary and appropriate to: (a) register the Variable Accounts as unit investment trusts under the Investment Company Act of 1940, as amended; (b) register the Contracts in such amounts as the officers of the Company shall from time to time deem appropriate under the Securities Act of 1933 and to prepare and file amendments to such registration as they may deem necessary or desirable; and (c) take all other action necessary to comply with: the Investment Company Act of 1940, including the filing of applications for such exemptions from the Investment Company Act of 1940 as the officers of the Company shall deem necessary or desirable; the Securities Exchange Act of 1934; the Securities Act of 1933; and all other applicable state and federal laws in connection with offering said Contracts for sale and the operation of the Variable Accounts; and

Execution of Registration Statements

RESOLVED FURTHER, that the proper officers of the Company, as appointed by a duly executed Power of Attorney, each of them with full power to act without the others, hereby are severally authorized and empowered to execute and cause to be filed with the Securities and Exchange Commission, on behalf of the Variable Accounts and by the Company as sponsor and depositor, any required Registration Statement and Notice thereof, registering the Variable Accounts as investment companies under the Investment Company Act of 1940; and one or more Registration Statements under the Securities Act of 1933, registering the Contracts and any and all amendments to the foregoing on behalf of and as attorneys for the Variable Accounts and the Company, and on behalf of and as attorneys for the principal executive officer and/or the principal financial officer and/or the principal accounting officer and/or any other officer of the Variable Accounts and the Company; and

Qualification of Contracts

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized on behalf of the Variable Accounts and on behalf of the Company to take any and all action which they may deem necessary or advisable in order to sell the Contracts and, if necessary, to register or qualify Contracts for offer and sale under the insurance and securities laws of any of the states of the United States of America and in connection therewith to execute, deliver and file all such applications, reports, covenants, resolutions and other papers and instruments as may be required under such laws, and to take any and all further action which said officers or counsel of the Company may deem necessary or desirable in order to maintain such registration or qualification for as long as said officers or counsel deem it to be in the best interests of the Variable Accounts and the Company; and

Compliance with State Laws

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized in the names and on behalf of the Variable Accounts and the Company to execute and file irrevocable written consents on the part of the Variable Accounts and of the Company to be used in such states wherein such consents to service of process may be required under the insurance or securities laws thereof in connection with said registration or qualification of Contracts and appoint the appropriate state official, or such other persons as may be allowed by said insurance or securities laws, agent of the Variable Accounts and of the Company for the purpose of receiving and accepting process; and

Sales and Administration Functions

RESOLVED FURTHER, that the appropriate officers of the Company be, and they hereby are, authorized to establish procedures under which the Company will provide sales and administrative functions with respect to the Contracts issued in connection therewith, including, but not limited to procedures for providing any voting rights required by the federal securities laws for owners of such Contracts with respect to securities owned by the Variable Accounts, adding additional underlying investment series to the Variable Accounts, and permitting conversion or exchange of contract values or benefits among the various series; and

Ratification

RESOLVED FURTHER, that any acts of the proper officers of the Company, which acts would have been authorized by the foregoing resolutions except that such acts were taken prior to the adoption of such resolutions, are hereby severally ratified, confirmed, approved and adopted as acts in the name and on behalf of the Company; and

Empowerment

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized and empowered to do and perform, or cause to be done and performed, all such acts, deeds and things to make, execute and deliver, or cause to be made, executed and delivered, all such agreements, undertakings, documents, instruments and certificates in the name of and on behalf of the Companies or otherwise as such officers may deem necessary or desirable to effectuate and carry out fully the purpose and intent of the foregoing resolutions.

* * * * *
I further certify that the foregoing resolutions have not been amended, altered, or repealed and are now in full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand and caused the corporate seal of NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY to be hereunto affixed this 2nd day of April, 2009.

/s/KATHY R. RICHARDS
Kathy R. Richards
Assistant Secretary
(seal)

Exhibit A(5)
Resolutions/Certifications and Statements of Authority

Power of Attorney for
Nationwide Life Insurance Company and
Nationwide Life and Annuity Insurance Company

POWER OF ATTORNEY

Each of the undersigned as directors and/or officers of NATIONWIDE LIFE INSURANCE COMPANY and NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY, both Ohio corporations, which have filed or will file with the U.S. Securities and Exchange Commission under the provisions of the Investment Company Act of 1940, as amended, an application for an order of approval pursuant to Section 26(c) of the Investment Company Act of 1940 and an order of exemption pursuant to Section 17(b) of the Investment Company Act of 1940 and amendments thereto relating initially to the substitution of the following underlying mutual funds:

American Century Variable Portfolios, Inc. – American Century VP Value
T. Rowe Price Equity Series, Inc. – T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Series, Inc. – T. Rowe Price Equity Income Portfolio
Oppenheimer Variable Account Funds – Oppenheimer Capital Appreciation Fund/VA
Fidelity Variable Insurance Products Fund – VIP Growth Opportunities
Fidelity Variable Insurance Products Fund – VIP Contrafund
Franklin Templeton Variable Insurance Products Trust – Franklin Foreign Securities Fund
Franklin Templeton Variable Insurance Products Trust – Franklin Global Income Securities Fund
Van Eck Worldwide Insurance Trust – Van Eck Worldwide Bond Fund
Van Eck Worldwide Insurance Trust – Van Eck Worldwide Hard Assets Fund

hereby constitute and appoint Stephen S. Rasmussen, Mark R. Thresher, Peter A. Golato, John L. Carter, Eric S. Henderson, Jamie Ruff Casto, Timothy D. Crawford, Stephen M. Jackson, Jeanny V. Simaitis and W. Michael Stobart, and each of them with power to act without the others, as his/her attorney, with full power of substitution for and in his/her name, place and stead, in any and all capacities, to approve, and sign such application, and any and all amendments thereto, with power to affix the corporate seal of said corporation thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have herewith set their names as of this 16th day of March, 2009.
/s/ TIMOTHY G. FROMMEYER	/s/ PETER A. GOLATO
TIMOTHY G. FROMMEYER, Director	PETER A. GOLATO, Director
/s/ LAWRENCE A. HILSHEIMER	/s/ MARK R. THRESHER
LAWRENCE A. HILSHEIMER, Director	MARK R. THRESHER, Director
/s/ STEPHEN S. RASMUSSEN
STEPHEN S. RASMUSSEN, Director

Exhibit A(6)
Resolutions/Certifications and Statements of Authority
Nationwide Life Insurance Company of America

CERTIFICATION OF SECRETARY

I, Kathy R. Richards, Secretary of NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA, hereby certify that the following are true and correct excerpts from the AMENDED AND RESTATED BY-LAWS of NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA, as duly adopted.

Amended and Restated
By-Laws of
Nationwide Life Insurance Company of America

ARTICLE I
SHAREHOLDERS’ MEETINGS

Section 1.                      Regular and Special Meetings.  The annual meeting of the shareholders shall be held on the date and place designated by the Board of Directors, and if no such date is designated, the first Thursday of June in each year at such place, and at such hour, as may be fixed from time to time by resolution of the Board of Directors and set forth in the notice or waiver of notice of the meeting.  When the meeting date shall fall on a legal holiday, the annual meeting shall be held on the next succeeding business day or on such other date as may be fixed by the Board of Directors.  Special meetings may be called by the Board of Directors.  Shareholders may participate in a meeting by means of conference telephone or other electronic means, including, without limitation, the Internet.

Section 2.                      Consent to Shareholders’ Meetings.  The transactions of any meeting of shareholders, however called and noticed, shall be valid as though had at a meeting duly held after regular call and notice if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the shareholders entitled to vote, not present in person or by proxy, signs a written waiver of notice, or a consent to the holding of such a meeting, or an approval of the minutes thereof.  All such waivers, consents or approvals shall be filed with the Corporation’s records or made a part of the minutes of the meeting.  Any action which may be taken at a meeting of the shareholders, may be taken without a meeting (a) if, prior or subsequent to the action, a consent or consents thereto by all of the shareholders who would be entitled to vote at a meeting for such purpose shall be filed with the Secretary; or (b) upon the consent of shareholders who would have been entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting, which consents shall be filed with the Secretary.  Such an action made by a writing pursuant to part (b) of the immediately previous sentence shall not become effective until after at least ten days’ notice of the action has been given to each shareholder entitled to vote thereon who has not consented thereto.

Section 3.                      Quorum.  Except as otherwise provided by law or the Corporation’s Articles of Incorporation, a quorum for the transaction of business at any meeting of shareholders shall consist of the holders of record of a majority of the issued and outstanding shares of the capital stock of the Corporation entitled to vote at the meeting, present in person or by proxy.  If there be no such quorum, the holders of a majority of such shares so present or represented may adjourn the meeting from time to time, without further notice, until a quorum shall have been obtained.  When a quorum is once present it is not broken by the subsequent withdrawal of any shareholder.

Section 4.                      Proxies.  Every shareholder entitled to vote or execute consents shall have the right to do so either in person or by an agent or agents authorized by a written proxy executed by such shareholder or his or her duly authorized agent and filed with the secretary of the Corporation.  A stockholder may revoke any revocable proxy by attending the meeting and voting in person or by filing another duly executed proxy bearing a later date with the secretary of the Corporation.  Any proxy duly executed is not revoked, and continues in full force and effect, until an instrument revoking it, or a duly executed proxy bearing a later date, is filed with the secretary.

Section 5.                      Conduct of Meeting.  The Chairperson of the Board shall preside as chairperson at all meetings of the shareholders.  The Chairperson shall conduct each such meeting in a businesslike and fair manner, but shall not be obligated to follow any technical, formal or parliamentary rules or principles of procedure.  The Chairperson’s rulings on procedural matters shall be conclusive and binding on all shareholders unless at the time of a ruling a request for a vote is made to the shareholders entitled to vote and which are represented in person or by proxy at the meeting, in which case the decision of a majority of such shareholders shall be conclusive and binding.  Without limiting the generality of the foregoing, the Chairperson shall have all the powers usually vested in the chairperson of a meeting of shareholders.

Section 6.                      Action without a Meeting.  Any action which may be taken by the shareholders at a meeting of the shareholders may, in lieu thereof, be taken by written consent of all of the shareholders of record entitled to vote thereon.  The record date for any action by written consent of a sole shareholder of record shall be the date that such written consent is filed with the secretary of the corporation.

ARTICLE II
DIRECTORS

Section 1.                      Number and Election of Directors.  The Board of Directors shall consist of such number of Directors, not fewer than seven nor more than twenty-one, as the Board shall from time to time determine.  Two-thirds of the directors of the Corporation shall be citizens of the United States.  The term of office for each Director shall be one year and until a successor has been selected and qualified or the earlier of a Director’s death, resignation or removal.  In the case of any vacancy as a result of an increase in the number of Directors, or as a result of a Director’s death, resignation or removal, the remaining members of the Board though less than a quorum or by a sole remaining director may elect a new member to hold office for the unexpired term of the vacancy which exists.

No Director may be elected to a term commencing on or after his or her attainment of age 70.

Not less than one-third of the Directors shall be persons who are not officers or employees of the Corporation or of any entity controlling, controlled by or under common control with the Corporation and who are not beneficial owners of a controlling interest in the voting stock of the Corporation or any such affiliated entity.  At least one such person must be included in any quorum for the transaction of business at any meeting of the Board of Directors.  The foregoing provisions of this paragraph shall not apply if the person controlling the Corporation is an insurer or a publicly held corporation having a board of directors which meets the requirements of the foregoing provisions.

Section 2.                      Meetings of the Board of Directors.  Regular meetings of the Board of Directors shall be held at such times as the Board shall direct.  There shall be at least one such regular meeting in each calendar year.  Notice of such meeting need not be given.  Such regular meetings shall be held at such locations as the Board shall designate from time to time.  When the time fixed for any regular meeting shall fall on a legal holiday, the meeting shall be held on the next succeeding business day, unless otherwise ordered by the Board.

Special meetings may be called at any time by the Chairperson of the Board or the President, and shall be called on request of any two Directors.  The Secretary shall notify the Directors of all meetings of the Board, specifying in the case of special meetings the subject to be acted upon.

A majority of the Board of Directors shall constitute a quorum.

Section 3.                      Chairperson of Meetings.  The Chairperson of the Board, if one has been elected by the Board, shall preside at meetings of the Board.  If no Chairperson of the Board has been elected, or in his absence, the President or Chief Executive Officer shall preside at meetings of the Board.

Section 4.                      Powers of Directors.  The Board of Directors shall have power to adopt such measures and to prescribe from time to time such rules and regulations for the management of the Corporation as the Board shall deem proper.  When no Chairperson of the Board is serving as an officer of the Corporation as provided in Article III below, the Board may elect one of its members as honorary Board Chairperson who shall not be an officer of the Corporation and shall have no duties or responsibilities as such.

Section 5.                      Action by Telephonic Communications.  Members of the Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or other electronic technology by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

Section 6.                      Action Without a Meeting.  Any action required or permitted to be taken at a meeting of the Directors may be taken without a meeting, if, prior or subsequent to the action, a consent or consents thereto by all of the Directors in office is filed with the Secretary.

Section 7.                      Compensation.  The amount, if any, which each Director shall be entitled to receive as compensation for his or her services as such shall be fixed from time to time by resolution of the Board of Directors.

Section 8.                      Reliance on Accounts and Reports, etc.  A Director, or a member of any Committee designated by the Board of Directors shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports or statements presented to the Corporation by any of the Corporation’s officers or employees whom the Director or member reasonably believes to be reliable and competent in the matters presented, or Committees designated by the Board of Directors upon which such Director or member does not serve as to matters within the Committees’ designated authority, which Committees the director or member reasonably believes to merit confidence, or by any other person as to the matters the Director or member reasonably believes to be within the professional or expert competence of such person.

ARTICLE III
OFFICERS

Section 1.                      Officers.  The officers of the Corporation may include a Chairperson of the Board, and shall consist of a Chief Executive Officer, President, one or more Vice Presidents, an Actuary, a Chief Legal and Governance Officer, a Treasurer, one or more Assistant Treasurers, a Secretary and one or more Assistant Secretaries, and such other officers as the Board of Directors shall deem necessary or desirable.  The President, Secretary and Treasurer shall be natural persons of full age.  Except for the person holding the office of Treasurer, who may also hold either the office of the President or the office of the Secretary of the Corporation but may not hold all three such offices, any number of offices may be held by the same person.  The President shall be a director of the Corporation.

Section 2.                      Time of Holding Office.  All officers shall be elected annually by the Board of Directors and shall hold their offices at the pleasure of the Board.
Section 3.

Chief Executive Officer.  The Chief Executive Officer shall be the Chairperson of the Board or the President as the Board may from time to time designate.  Under the direction of the Board, he shall exercise a general supervision and control of all the affairs of the Corporation.  The work of all other officers and employees of the Corporation shall at all times be subject to his control and direction.  He shall be ex-officio a member of all Committees of the Board unless otherwise directed herein or by the Board.

Section 4.                      Removal and Resignation; Vacancies.  Any officer may be removed for or without cause at any time by the Board of Directors.  Any officer may resign at any time by delivering notice of resignation, either in writing signed by such officer or by electronic transmission, to the Board of Directors or the President.  Unless otherwise specified therein, such resignation shall take effect upon receipt thereof by the Corporation.  Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise, shall be filled by the Board of Directors.

ARTICLE IV
COMMITTEES OF THE BOARD

Section 1.                      Committees.  The Board may create by resolution or written action such Committees as the Board may determine from time to time to be necessary or desirable for the conduct of the Corporation’s affairs.

Unless otherwise specified, the following shall apply to all Committees of the Board: a Committee shall consist of at least three members, all of whom shall be Directors of the Corporation, and all members shall be appointed annually by the Board; all regular meetings shall be held at such times and places as the Committee may determine; at all meetings, the presence of at least a majority of a Committee shall be necessary to constitute a quorum, and all actions taken by a Committee shall be by the affirmative vote of a majority of the members present; and all actions taken by the Committee shall be reported to the Board.  The Board may delegate to such Committees, by resolution, such of its authority as it shall determine from time to time.

Not less than one-third of the members of each committee of the Board of Directors shall be persons who are not officers or employees of the Corporation or of any entity controlling, controlled by or under common control with the Corporation and who are not beneficial owners of a controlling interest in the voting stock of the Corporation or any such affiliated entity.  At least one such person must be included in any quorum for the transaction of business at any meeting of such committee.  In addition, the Board of Directors shall establish one or more committees comprised solely of directors who are not officers or employees of the Corporation or of any entity controlling, controlled by or under common control with the Corporation and who are not beneficial owners of a controlling interest in the voting stock of the Corporation or any such entity. Such committee or committees shall have responsibility for recommending the selection of independent certified public accountants, reviewing the Corporation's financial condition, the scope and results of the independent audit and any internal audit, nominating candidates for director for election by shareholders, evaluating the performance of officers deemed to be principal officers of the Corporation and recommending to the Board of Directors the selection and compensation of the principal officers.  The foregoing provisions of this paragraph shall not apply if the person controlling the Corporation is an insurer or a publicly held corporation having committees of the board of directors which meet the requirements of the foregoing provisions.

Section 2.                      Action by Telephonic Communications.  Members of any Committee designated by the Board of Directors may participate in a meeting of such Committee by means of conference telephone or other electronic technology by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

ARTICLE V
CAPITAL STOCK

Section 1.                      Certificates of Stock, Uncertificated Shares.  The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until each certificate is surrendered to the Corporation.  Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock in the Corporation represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation, by the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, representing the number of shares registered in certificate form.  Such certificate shall be in such form as the Board of Directors may determine, to the extent consistent with applicable law, the Articles of Incorporation and these By-Laws.

Section 2.                      Signatures; Facsimile.  All signatures on the certificate referred to in Section 5.01 of these By-Laws may be in facsimile, engraved or printed form, to the extent permitted by law.  In case any officer, transfer agent or registrar who has signed, or whose facsimile, engraved or printed signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

Section 3.                      Lost, Stolen or Destroyed Certificates.  The Board of Directors may direct that a new certificate be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon delivery to the Board of Directors of an affidavit of the owner or owners of such certificate, setting forth such allegation.  The Board of Directors may require the owner of such lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate.

Section 4.                      Transfer of Stock.  Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.  Within a reasonable time after the transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Section 1528 of the Pennsylvania Business Corporation Law of 1988, as amended.  Subject to the provisions of the Articles of Incorporation and these By-Laws, the Board of Directors may prescribe such additional rules and regulations as it may deem appropriate relating to the issue, transfer and registration of shares of the Corporation.

Section 5.                      Registered Stockholders.  Prior to due surrender of a certificate for registration of transfer, the Corporation may treat the registered owner as the person exclusively entitled to receive dividends and other distributions, to vote, to receive notice and otherwise to exercise all the rights and powers of the owner of the shares represented by such certificate, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have notice of such claim or interests.  Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer or uncertificated shares are requested to be transferred, both the transferor and transferee request the Corporation to do so.

ARTICLE VI
DEPOSITS OF MONEY

Section 1.                      Uninvested Money.  All uninvested money, except such amounts as may be needed for current use, shall be deposited in the name of the Corporation in such depositories as the Board of Directors may designate from time to time.

Section 2.                      Withdrawal of Deposits.  No money shall be withdrawn from the depositories authorized under the preceding section, except by check, draft or other authorization signed by any one of the following officers:  the President, the Chief Executive Officer, a Vice President, an Assistant Vice President, a Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer, unless special authority be given therefor by resolution of the Board of Directors.

ARTICLE VII
CONTRACTS OF INSURANCE AND ANNUITIES

Section 1.                      Execution of Contracts of Insurance and Annuities.  All contracts for insurance and for annuities, all permits and other instruments subsidiary thereto, and all endorsements and impression stamps thereon, shall be signed by the President, the Chief Executive Officer, a Vice President, or the Treasurer, or such other officers as the Board may by resolution designate, or signed with the facsimile signature of one of the aforementioned officers engraved, lithographed or impressioned thereon, and, if required, attested or countersigned by the actual signature of any one of the following officers:  the Secretary, an Assistant Secretary, the Treasurer, an Assistant Treasurer, the Chief Actuary, an Associate Actuary, an Assistant Actuary, the Chief Legal and Governance Officer, an Assistant General Counsel, an Associate Counsel, an Assistant Counsel, a Registrar, or an Assistant Registrar.

ARTICLE VIII
OTHER CONTRACTS, TRANSFERS AND CONVEYANCES

Section 1.                      Execution of Contracts, Transfers, Conveyances and Other Instruments.  The President, the Chief Executive Officer, a Vice President, the Treasurer, the Secretary or such other officers as the Board may by resolution designate, is hereby authorized and empowered:

to assign or transfer, either in person or by attorney, all loans of the United States of America, the Commonwealth of Pennsylvania, the City of Philadelphia, or of any other Government, State, County, Municipality, or Governmental Unit or Agency, and all other bonds, notes, loans, stocks, or other securities registered in the name of the Corporation;

to execute all transfers, conveyances and leases of real estate, assignments of mortgages, extensions of mortgages, releases of mortgages, letters of attorney to satisfy mortgages of record, assignments and extinguishments of ground rents, and generally all instruments touching upon or affecting the title of real estate held or owned by the Corporation, the authority to execute all of the foregoing hereby being conferred upon said officers as fully, amply and entirely and with the same and like force and effect as if a special Resolution of the Board of Directors were adopted in each case; and

to execute all other contracts or instruments in connection with the business of the Corporation, other than contracts of Insurance and Annuities provided for under Article VII.

Section 2.                      Other Designees.  In addition to the officers authorized and empowered to perform all of the acts referred to in the preceding section, the Board may from time to time by resolution authorize and empower other designated officers to perform all or any of such acts.
Section 3.

Corporate Seal.  Whenever circumstances require that the corporate seal of the Corporation be affixed to a contract or other instrument, said contract or other instrument shall be signed by an authorized officer as provided in Section 7.01, and may be attested by the President, a Vice President, the Chairperson of the Board, the Secretary, an Assistant Secretary, the Treasurer, an Assistant Treasurer, or an Actuary.

ARTICLE IX
INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHER PERSONS

Section 1.                      Indemnification.  The Corporation shall indemnify any present, former or future Director, officer, employee or agent of the Corporation or any person who may serve or have served at its request as a Director, officer, employee, member, fiduciary, trustee, or agent of another corporation, partnership, joint venture, trust or other enterprise or association, to the extent provided in the Corporation's Articles of Incorporation.

Section 2.                      Non-exclusivity and Supplementary Coverage.  The indemnification and advancement of expenses provided for in this Article IX and the Corporation’s Articles of Incorporation shall not be deemed exclusive of any other rights to which those persons seeking indemnification and advancement of expenses may be entitled under any By-Law, agreement, vote of the shareholders or disinterested Directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding that office, and shall continue as to a person who has ceased to be a Director, officer or employee and shall inure to the benefit of the heirs, executors, administrators and personal representatives of such a person; provided, however that indemnification pursuant to this Article IX and the Articles of Incorporation shall not be made in any case where the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness.  The Corporation may create a fund of any nature, which may, but need not be, under the control of a trustee, or otherwise secure or ensure in any manner its indemnification obligations.

Section 3.                      Payment of Indemnification.  An indemnified Director, officer or employee shall be entitled to indemnification within thirty days after a determination that such Director, officer or employee is so entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise as permitted under Section 1746 of the Pennsylvania Business Corporation Law of 1988, as amended, or any successor provision.

Section 4.                      Payment of Expenses.  Expenses incurred by a Director, officer or employee in defending any such action, suit or other proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that said Director, officer or employee is not entitled to be indemnified by the Corporation.  Advancement of expenses shall be authorized by the Board of Directors.

Section 5.

Proceedings Initiated by a Director, Officer and Other Persons.  Notwithstanding the provisions of Sections 9.01 and 9.02, the Corporation shall not indemnify a Director, officer or employee for any liability incurred in an action, suit or proceeding initiated (which shall not be deemed to include counterclaims or affirmative defenses) or participated in as an intervenor or amicus curiae by the person seeking indemnification unless such initiation of or participation in the action, suit or proceeding is authorized, either before or after its commencement, by the affirmative vote of a majority of Directors in office.

ARTICLE X
LIMITATION ON LIABILITIES OF DIRECTORS

Section 1.                      Limitation of Liability.  A Director of the Corporation shall not be liable as such, to the Corporation or shareholders for monetary damages (including, without limitation, any judgment, amount paid in settlement, fine, penalty, punitive damages, excise tax assessed with respect to an employee benefit plan arising from any action taken or any failure to take any action) unless:

the Director has breached or failed to perform the duties of his or her office under Chapter 17: Subchapter B (relating to fiduciary duty) of Title 15 of Pennsylvania Consolidated Statutes Annotated; and

the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness.

Section 2.                      Exclusions.  The provisions of section 10.1 above shall not apply to:

the responsibility or liability of a Director pursuant to any criminal statute; or

the liability of a Director for the payment of taxes pursuant to local, state or Federal law.

Section 3.                      Standard of Care.  A Director of the Corporation shall stand in a fiduciary relation to the Corporation and shall perform his or her duties as a Director, including his or her duties as a member of any committee of the Board of Directors upon which he or she may serve, in good faith, in a manner he or she reasonably believes to be in the best interests of the Corporation, and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances.  In performing his or her duties, a Director shall be entitled to rely in good faith on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by any of the following: (i) one or more officers or employees of the Corporation whom the Director reasonably believes to be reliable and competent in the matters presented; (ii) counsel, public accountants or other persons as to matters which the Director reasonably believes to be within the professional or expert competence of such persons; or (iii) a committee of the Board of

Directors upon which he or she does not serve, duly designated in accordance with law, as to matters within its designated authority, which committee the Director reasonably believes to merit confidence.  A Director shall not be considered to be acting in good faith if he or she has knowledge concerning the matter in question that would cause his or her reliance to be unwarranted.

Section 4.                      Factors that May be Considered.  In discharging the duties of their respective positions, the Board of Directors, committees of the Board of Directors and individual Directors may, in considering the best interests of the Corporation, consider, to the extent they deem appropriate, all factors permitted by law.

Section 5.                      Presumption of Good Faith.  Absent breach of fiduciary duty, lack of good faith or self-dealing, actions taken as a Director or any failure to take any action shall be presumed to be in the best interests of the Corporation.

ARTICLE XI
AMENDMENTS TO BY-LAWS

Section 1.                      Amendments.  The By-Laws of the Corporation may be changed, altered and amended from time to time by action of the Board of Directors, subject to the power of the shareholders to change such action.  The notice of the Board of Directors' meeting at which the By-Law is to be finally passed upon shall contain a statement that such action is to be taken.

Effective:  August 5, 2005
* * * * *
I further certify that the foregoing AMENDED AND RESTATED BY-LAWS of NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA have not been amended, altered, or repealed and are now in full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand and caused the corporate seal of NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA to be hereunto affixed this 2nd day of April, 2009.

/s/KATHY R. RICHARDS
Kathy R. Richards
Secretary
(seal)

Exhibit A(7)
Resolutions/Certifications and Statements of Authority
Separate Accounts of Nationwide Life Insurance Company of America

CERTIFICATION OF SECRETARY

Nationwide Provident VA Separate Account 1 and
Nationwide Provident VLI Separate Account 1

I, Kathy R. Richards, Secretary of NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA, hereby certify that the BOARD OF DIRECTORS OF NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA duly established the Provident Mutual Variable Annuity Separate Account and the Provident Mutual Variable Separate Account (each a Separate Account) on October 19, 1992 and June 3, 1993, respectively, pursuant to the provisions of Section 406.2 of the Pennsylvania Insurance Code.

I further certify that the establishment of each of the Separate Accounts provided that the President, Vice President, Secretary, Treasurer, Assistant Secretary, Legal Officer, and Assistant Legal Officer shall each be authorized to take all necessary and appropriate action to accomplish the registration of each Separate Account as an investment company under the Investment Company Act of 1940 and the registration of the variable contracts/policies issued in connection with each Separate Account as securities under the Securities Act of 1933, and to take all action necessary to comply with the Acts, including but not limited to the execution and filing of registration statements and amendments thereto, applications for exemptions from the provisions of the Acts as may be necessary or desirable, and agreements for the management of the Separate Account and for the distribution of variable contracts/policies carrying an interest in Separate Account assets.

I further certify that on May 1, 2000, the name of the Provident Mutual Variable Separate Account was duly changed to Provident Mutual Variable Life Separate Account.

I further certify that on October 1, 2002, the name of the Provident Mutual Variable Annuity Separate Account was duly changed to Nationwide Provident VA Separate Account 1 and the name of the Provident Mutual Variable Life Separate Account was changed to Nationwide Provident VLI Separate Account 1.

I further certify that the provisions relating to the operations of the Separate Accounts, as established by the BOARD OF DIRECTORS OF NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA and as described above, have not been amended, altered, or repealed and are now in full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand and caused the corporate seal of

NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA to be hereunto affixed this 2nd day of April, 2009.

/s/KATHY R. RICHARDS
Kathy R. Richards
Secretary
(seal)

Exhibit A(8)
Resolutions/Certifications and Statements of Authority
Nationwide Life and Annuity Company of America

CERTIFICATION OF SECRETARY

I, Kathy R. Richards, Secretary of NATIONWIDE LIFE AND ANNUITY COMPANY OF AMERICA, hereby certify that the following are true and correct excerpts from the AMENDED BYLAWS of NATIONWIDE LIFE AND ANNUITY COMPANY OF AMERICA, as duly adopted.

Amended Bylaws of
Nationwide Life and Annuity Company of America
(a Delaware Corporation)

ARTICLE I
Fiscal Year

Section 1.01. The fiscal year of the company shall begin on the first day of January in each year.

ARTICLE II
Principal Place of Business

Section 2.01. The principal place of business shall be located at 300 Continental Drive, Newark, Delaware 19713.

ARTICLE III
Meetings of Stockholders

Section 3.01. All meetings of the stockholders shall be held at such place, within the State of Delaware or the Commonwealth of Pennsylvania, as is designated in the notice of meeting.

Section 3.02. The board of directors may fix the date and time of the annual meeting of the stockholders, but if no such date and time is fixed by the board the meeting for any calendar year shall be held on the third Tuesday of February in such year, if not a legal holiday under the laws of Delaware and/or Pennsylvania, and, if a legal holiday, then on the next succeeding business day, not a Saturday, at 11 o'clock A.M., and at said meeting the stockholders then entitled to vote shall elect directors and shall transact such other business as may properly be brought before the meeting.

Section 3.03. Special meetings of the stockholders of the company for any purpose or purposes may be called at any time by the president or a majority of the board of directors.

Section 3.04. Written notice of every meeting of the stockholders, whether annual or special, shall be given to each stockholder of record entitled to vote at the meeting, not less than 30 days prior to the day named for the meeting. Every notice of a special meeting shall state the purpose or purposes thereof.

Whenever the language of a proposed resolution is included in a written notice of a meeting of stockholders the resolution may be adopted at such meeting with such clarifying or other amendments as do not enlarge its original purpose without further notice to stockholder not present in person or by proxy.

Section 3.05. The presence in person or by proxy of stockholders entitled to case two-thirds of the votes which all stockholder are entitled to cast on the particular matter shall constitute a quorum for the purpose of considering such matter. Treasury shares shall not be counted in determining the total number of outstanding shares for voting purposes at any given time. The stockholders present in person or by proxy at a duly organized meeting can continue to do business until adjournment, notwithstanding withdrawal of enough stockholders to leave less than a quorum.

If a meeting cannot be organized because a quorum has not attended, the stockholders entitled to vote and present in person or represented by proxy may adjourn the meeting to such time and place as they may determine. At any such adjourned meeting at which a quorum may be present such business may be transacted as might have been transacted at the meeting as originally called. No notice of any adjourned meeting of the stockholders of the corporation shall be required to be given, except by announcement of the time and place thereof at the meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Except as otherwise specified in these by-laws, or provided by statute, the acts, at a duly organized meeting, of the stockholders present, in person, or by proxy, entitled to cast at least a majority of the votes which all stockholders present in person or by proxy are entitled to cast shall be the acts of the stockholders.

Section 3.06. At every meeting of the stockholders, the president or, in his or her absence, a chairman chosen by the stockholders entitled to cast a majority of the votes which all stockholders present in person or by proxy are entitled to cast, shall act as chairman, and the secretary, or, in his absence, an assistant secretary, or in the absence of both the secretary and assistant secretaries, a person appointed by the chairman, shall act as secretary.

Section 3.07. Every stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by proxy. Every proxy shall be executed in writing by the stockholder or by his duly authorized attorney in fact and filed with the secretary of the corporation. A proxy, unless coupled with an interest, shall be revocable at will, notwithstanding any other agreement or any provision in the proxy to the contrary, but the revocation of a proxy shall not be effective until notice thereof has been given to the secretary of the company. No unrevoked proxy shall be valid after three years from the date of its execution, unless the proxy provides for a longer period. A proxy shall not be revoked by the death or incapacity of the maker unless, before the vote is counted or the authority is exercised, written notice of such death or incapacity is given to the secretary of the company. A stockholder shall not sell his vote or execute a proxy to any person for any sum of money or anything of value.

Every stockholder of record except the holder of shares which have been called for redemption and with respect to which an irrevocable deposit of funds has been made, shall have the right, at every stockholders' meeting, to one vote for every share, and to a fraction of a vote equal to every fractional share. Treasury shares shall not be voted, directly or indirectly, at any meeting of stockholders or be counted in connection with the expression of consent or dissent to corporate action in writing without a meeting.

Section 3.08. Any action (except any action with respect to an amendment of the certificate or plan under which a class or classes of stockholders are by statute entitled to claim the right to valuation of and payment for their shares) which may be taken at a meeting of stockholders or of a class of stockholders may be taken without a meeting, if a consent or consents in writing to such action, setting forth the action so taken, shall be signed by stockholders entitled to cast a majority of the total number of votes which all stockholders of the corporation or of a class of stockholders are entitled by the certificate to cast upon such action and shall be filed with the secretary of the corporation. Such action shall not become effective until after at least ten days' written notice of such action shall have been given to each stockholder of record entitled to vote thereon.

Section 3.09. The vote on the election of directors, and other questions properly brought before any meeting, need not be by ballot except when so demanded by at least a majority of the votes which all stockholders present in person or by proxy are entitled to cast, or when so ordered by the chairman of such meeting.

ARTICLE IV
Board of Directors

Section 4.01. The board of directors shall have full power to conduct, manage, and direct the business and affairs of the corporation; and all powers of the corporation, except those specifically reserved or granted to the stockholders by statute or by the certificate or by these by-laws, are hereby granted to and vested in the board of directors.

Section 4.02. The company shall have a board of directors consisting of not less than seven members. The number of directors to constitute the whole board shall be fixed by the board of directors prior to each meeting of stockholders for the election of directors and stated in the notice of such meeting. The directors shall be chosen at the annual meeting of stockholders or at any meeting held in lieu thereof, or at any special meeting of stockholders for electing directors. All directors of the corporation shall be natural persons of full age and stockholders in the corporation, but need not be residents of Delaware. Each director shall have been elected and qualified, except in the event of his death, resignation or removal.

Section 4.03. Regular meetings of the board of directors may be held in such places, within or without the State of Delaware, and at such times as the board may from time to time determine, and if so determined, notices thereof need not be given. If the date fixed for any such regular meeting be a legal holiday under the laws of the state where such meeting is to be held, then the same shall be held on the next succeeding business day, not a Saturday, or at such other time as may be determined by resolution of the board of directors. Special meetings of the board of directors may be held at any time or place, whenever called by the president or a majority of the directors, notice thereof being given by the secretary or the president, or the directors calling the meeting, to each director. Special meetings of the board of directors may also be held without formal notice, provided all directors are present or those not present have waived notice thereof.

At every meeting of the board of directors, the president, or in his or her absence, a chairman chosen by a majority of the directors present, shall preside, and the secretary, or, in his absence, an assistant secretary, or in the absence of the secretary and the assistant secretaries, any person appointed by the chairman of the meeting, shall act as secretary.

Section 4.04. A majority of the directors in office shall be present at each meeting in order to constitute a quorum for the transaction of business.

Except as otherwise specified in these by-laws or provided by statute, the acts of a majority of the directors present at a meeting at which a quorum is present shall be the acts of the board of directors. In the absence of a quorum, a majority of the directors present may adjourn the meeting from time to time until a quorum be present, and no notice of any adjourned meeting need be given, other than by announcement at the meeting. The directors shall act only as a board and the individual directors shall have no power as such, provided, however, that any action which may be taken at a meeting of the board may be taken without a meeting if a consent or consents in writing setting forth the action so taken shall be signed by all of the directors.

Section 4.05. Immediately after each annual election of directors, the newly elected board of directors shall meet for the purpose of organization, election of officers, and the transaction of other business, at the place where said election of directors was held. Notice of such meeting need not be given. Such organization meeting may be held at any other time or place which shall be specified in a notice given as hereinbefore provided for special meetings of the board of directors.

Section 4.06. The board of directors, by resolution adopted by a majority of the whole board, may designate an executive committee and one or more other committees, each committee to consist of two or more directors. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member, and the alternate or alternates, if any, designated for such member, of any committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another director to act at the meeting in the place of any such absent or disqualified member.

Between meetings of the board, the executive committee shall have and exercise all of the authority of the board in the management of the business and affairs of the company and any other committee shall have and exercise the authority of the board to the extent provided in the resolution designating the committee.

A majority of the directors in office designated to a committee, or directors designated to replace them as provided in this section, shall be present at each meeting to constitute a quorum for the transaction of business and the acts of a majority of the directors in office designated to a Committee or their replacements shall be the acts of the committee.

Section 4.07. No contract or transaction between the company and one or more of its directors or officers, or between the company and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for such reason, or solely because the director or officer is present at or participates in the meeting of the board which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

(1)
The material facts as to his interest and as to the contract or transaction are disclosed or are known to the board of directors and noted in the minutes thereof and the board authorizes, approves or ratifies the transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of any interested officers or directors; or

(2)
The material facts as to his interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transactions is specifically approved in good faith by vote of the stockholders; and

(3)	The contract or transaction is fair as to the company as of the time it is authorized, approved or ratified, by the board of directors or the stockholders.

Interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors which authorizes a contract or transaction specified in this section.

Section 4.08. The board of directors may declare vacant the office of a director if he be declared of unsound mind by an order of court, or convicted of felony, or for any other proper cause, or if within sixty days after notice of his election, he does not accept such office either in writing or by attending a meeting of the board of directors.

In case of any vacancy in the board of directors through death, resignation, removal, disqualification or otherwise, the remaining directors may by vote of a majority of said directors, fill such vacancy for the unexpired term; provided that immediately after filling such vacancy at least 2/3 of the directors then serving were elected by the holders of the outstanding voting securities of the company at an annual or special meeting of stockholders called for that purpose. If at any time less than a majority in number of the board of directors of that company shall not have been elected by the holders of the outstanding voting securities of the corporation at an annual or special meeting called for that purpose, then the board of directors of the company or secretary shall forthwith call a special meeting of the stockholders to be held as promptly as possible and in any event within sixty days for the purpose of filling any existing vacancies on the board of directors.

Section 4.09. The stockholders may at any meeting called for the purpose, by vote remove from office any director and fill the vacancy in the board thus caused. The board of directors may by vote of not less than a majority of the directors then in office remove from office any director, officer or agent elected or appointed by them and may, for misconduct, remove any thereof elected by the stockholders.

Section 4.10. Any director of the company may resign at any time by giving written notice to the president or the secretary of the company. Such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 4.11. Each director shall be paid such reasonable fee, if any, as shall be fixed by the board of directors for each meeting of the board of directors or committee of directors which he shall attend and may be paid such other compensation for his services as a director as may be fixed by the board of directors.

ARTICLE V
Officers

Section 5.01. The officers of the company shall be chosen by the board of directors as soon as practicable after the annual meeting of the stockholders. These shall include a president, one or more vice presidents, a secretary, and a treasurer and investment officer. The board of directors, or the executive committee may also in its discretion appoint other officers, who shall have such authority and perform such duties as the board or the executive committee may determine. The board of directors may fill any vacancy which may occur in any office. Any offices, except those of president and secretary, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity, if such an instrument is required by law or these by-laws to be executed, acknowledge or verified by two or more officers.

Section 5.02. The officers of the company shall be elected annually by the board of directors, and each such officer shall hold his office until the next annual organization meeting of directors and until his successor shall have been duly chosen and qualified, or until his death, resignation or removal by the board of directors.

Section 5.02. The officers of the company shall be elected annually by the board of directors, and each such officer shall hold his office until the next annual organization meeting of directors and until his successor shall have been duly chosen and qualified, or until his death, resignation or removal by the board of directors.

ARTICLE VI
Notices

Section 6.01. Whenever under the provisions of the statutes of the certificate of incorporation or of these by-laws notice is required to be given to any director, committee member, officer or stockholder, such notice may be given, in the case of stockholders, in writing, by mail, by depositing the same in a United States Post Office or letter box, addressed to such stockholder, at such address as appears on the books of the Company, or, in default of to his address, to such stockholder at the General Post Office in the City of Philadelphia, Pennsylvania by telephone, or by mail or by telegram to the last business address known to the secretary of the corporation, and such notice shall be deemed to be given at the time when the same shall be thus mailed or telephone or telegraphed. Notice shall not be construed to mean personal notice.

Section 6.02. Whenever any written notice is required to be given under the provisions of these by-laws, or the Insurance Law of the State of Delaware, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Except in the case of a special meeting of stockholders, neither the business to be transacted at, nor the purpose of, the meeting need be specified in the waiver of notice of such meeting.

Attendance of a person, either in person or by proxy, at any meeting, shall constitute a waiver of notice of such meeting, except where a person attends a meeting for the express purpose of objecting to the transaction of any business because the meeting was not lawfully called or convened.

Section 6.03. One or more directors or stockholders may participate in a meeting of the board, of a committee of the board or of the stockholders by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

ARTICLE VII
General Provisions

Section 7.01. All checks, drafts, orders for instructions for the payment of money and all notes of the company shall be signed by such officer or officers or such other person or persons and in such manner as the board of directors may from time to time designate.

Section 7.02. Except as otherwise provided in these by-laws or as the board of directors may generally or in particular cases authorize the execution thereof in some manner, all deeds, leases, transfers, contracts, bonds, notes, checks, drafts and all other obligations made, accepted or endorsed by the company and all endorsements, assignments, transfers, stock powers or other instruments of transfers of securities owned by or standing in the name of the company shall be signed or executed by an officer of the company, who shall be the president, a vice president, the secretary or the treasurer.

Section 7.03. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its incorporation, the words "Corporate Seal, Delaware," and such other appropriate legend as the Board of Directors may from time to time determine. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE VIII
Redemption or Repurchase of Shares

Section 8.01. The company shall redeem or repurchase all shares offered by any noncorporate shareholder subject to the conditions set forth in an agreement dated May 13, 1981. This agreement has been assented to by the company and all noncorporate shareholders.

ARTICLE IX
Contracts of Insurance and Annuities

Section 9.01. All contracts for insurance and for annuities, all permits and other instruments subsidiary thereto, and all endorsements and impression stamps thereon, shall be signed by the President or a Vice President, or signed with the facsimile signature of one of the aforementioned officers engraved, lithographed or impressed thereon, and attested or countersigned by the actual signature of anyone of the following officers: The Secretary, an Assistant Secretary, the Treasurer, an Assistant Treasurer, a Registrar, or an Assistant Registrar.

ARTICLE X
Other Contracts, Transfers and Conveyances

Section 10.01. The President, a Vice President, or the Treasurer, is hereby authorized and empowered.

(a)
to assign or transfer, either in person or by attorney, all loans of the United States of America, the Commonwealth of Pennsylvania, the City of Philadelphia, or of any other Government, State, County, Municipality, or Governmental Unit or Agency, and all other bonds, notes, loans, stocks or other securities registered in the name of the Company;

(b)
to execute all transfers, conveyances and leases of real estate, assignments of mortgages, extensions of mortgages, releases of mortgages, letters of attorney to satisfy mortgages of record, assignments and extinguishments of ground rents, and generally all instruments touching upon or affecting the title to real estate held or owned by the Company, the authority to execute all of the foregoing hereby being conferred upon said officers as fully, amply and entirely and with the same and like force and effect as if a special Resolution of the Board of Directors were adopted in each case; and

(c)	to execute all other contracts or instruments in connection with the business of the Company, other than contracts of Insurance and Annuities provided for under Article IX.

ARTICLE XI
Deposits of Money

Section 11.01. All uninvested money, except such amounts as may be needed for current use, shall be deposited in the name of the Company in such depositories as the Board of Directors may designate from time to time.

Section 11.02. No money shall be withdrawn from the depositories authorized under the preceding Section, except by check, draft or other authorization signed by anyone of the following officers: The President, a Vice President, the Treasurer, unless special authority be given therefore by Resolution of the Board of Directors.

ARTICLE XII
Indemnification of Directors, Officers and Other Persons

Section 12.01. To the fullest extent permitted by law, the Company shall indemnify any present, former or future Director, officer, or employee of the Company or any person who may serve or has served at its request as officer or Director of another corporation of which the Company is a creditor or stockholder, against the reasonable expenses, including attorneys' fees, necessarily incurred in connection with the defense of any action, suit or other proceeding to which any of them is made a party because of service as Director, officer or employee of the Company or such other corporation, or in connection with any appeal therein, and against any amounts paid by such Director, officer or employee in settlement of, or in satisfaction of a judgment or fine in, any such action, suit or proceeding, except expenses incurred in defense of or amounts paid in connection with any action, suit or other proceeding in which such Director, officer or employee shall be adjudged to be liable for negligence or misconduct in the performance of his duty. A judgment entered in connection with a compromise or dismissal or settlement of any such action, suit or other proceeding shall not of itself be deemed an adjudication of negligence or misconduct. The indemnification herein provided shall not be exclusive of any other rights to which the persons indemnified may be entitled.

ARTICLE XIII
Amendments to By-Laws

Section 13.01. The By-Laws of the Company may be changed, altered and amended from time to time by the Board of Directors.

Amended:  December 12, 2006
* * * * *

I further certify that the foregoing AMENDED BYLAWS of NATIONWIDE LIFE AND ANNUITY COMPANY OF AMERICA have not been amended, altered, or repealed and are now in full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand and caused the corporate seal of NATIONWIDE LIFE AND ANNUITY COMPANY OF AMERICA to be hereunto affixed this 2nd day of April, 2009.

/s/KATHY R. RICHARDS
Kathy R. Richards
Secretary
(seal)

Exhibit A(9)
Resolutions/Certifications and Statements of Authority
Separate Accounts of Nationwide Life and Annuity Company of America

Nationwide Provident VA Separate Account A and
Nationwide Provident VLI Separate Account A

CERTIFICATION OF SECRETARY

I, Kathy R. Richards, Secretary of NATIONWIDE LIFE AND ANNUITY COMPANY OF AMERICA, hereby certify that the BOARD OF DIRECTORS OF NATIONWIDE LIFE AND ANNUITY COMPANY OF AMERICA duly established the Providentmutual Variable Annuity Separate Account and the Providentmutual Variable Life Separate Account (each a Separate Account) on May 5, 1991 and June 30, 1994, respectively, pursuant to the provisions of Section 406.2 of the Pennsylvania Insurance Code.

I further certify that the establishment of each of the Separate Accounts provided that the President, Vice President, Secretary, Treasurer, Assistant Secretary, Legal Officer, and Assistant Legal Officer shall each be authorized to take all necessary and appropriate action to accomplish the registration of each Separate Account as an investment company under the Investment Company Act of 1940 and the registration of the variable contracts/policies issued in connection with each Separate Account as securities under the Securities Act of 1933, and to take all action necessary to comply with the Acts, including but not limited to the execution and filing of registration statements and amendments thereto, applications for exemptions from the provisions of the Acts as may be necessary or desirable, and agreements for the management of the Separate Account and for the distribution of variable contracts/policies carrying an interest in Separate Account assets.

I further certify that on October 1, 2002, the name of the Providentmutual Variable Annuity Separate Account was duly changed to Nationwide Provident VA Separate Account A and the name of the Providentmutual Variable Life Separate Account was changed to Nationwide Provident VLI Separate Account A.

I further certify that the provisions relating to the operations of the Separate Accounts, as established by the BOARD OF DIRECTORS OF NATIONWIDE LIFE AND ANNUITY COMPANY OF AMERICA and as described above, have not been amended, altered, or repealed and are now in full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand and caused the corporate seal of NATIONWIDE LIFE AND ANNUITY COMPANY OF AMERICA to be hereunto affixed this 2nd day of April, 2009.

/s/KATHY R. RICHARDS
Kathy R. Richards
(seal)                                                                                                      Secretary

Exhibit A(10)
Resolutions/Certifications and Statements of Authority

Power of Attorney for
Nationwide Life Insurance Company of America and
Nationwide Life and Annuity Company of America

POWER OF ATTORNEY

Each of the undersigned, as directors and/or officers of NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA, a Pennsylvania corporation, and NATIONWIDE LIFE AND ANNUITY COMPANY OF AMERICA, a Delaware corporation, which have filed or will file with the U.S. Securities and Exchange Commission under the provisions of the Investment Company Act of 1940, as amended, an application for an order of approval pursuant to Section 26(c) of the Investment Company Act of 1940 and an order of exemption pursuant to Section 17(b) of the Investment Company Act of 1940 and amendments thereto, relating initially to the substitution of the following underlying mutual funds:

American Century Variable Portfolios, Inc. – American Century VP Value
T. Rowe Price Equity Series, Inc. – T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Series, Inc. – T. Rowe Price Equity Income Portfolio
Oppenheimer Variable Account Funds – Oppenheimer Capital Appreciation Fund/VA
Fidelity Variable Insurance Products Fund – VIP Growth Opportunities
Fidelity Variable Insurance Products Fund – VIP Contrafund
Franklin Templeton Variable Insurance Products Trust – Franklin Foreign Securities Fund
Franklin Templeton Variable Insurance Products Trust – Franklin Global Income Securities Fund
Van Eck Worldwide Insurance Trust – Van Eck Worldwide Bond Fund
Van Eck Worldwide Insurance Trust – Van Eck Worldwide Hard Assets Fund

hereby constitute and appoint Stephen S. Rasmussen, Mark R. Thresher, Peter A. Golato, John L. Carter, Eric S. Henderson, Timothy D. Crawford, Jamie Ruff Casto, Stephen M. Jackson, Jeanny V. Simaitis, and W. Michael Stobart, and each of them with power to act without the others, as his/her attorney, with full power of substitution for and in his/her name, place and stead, in any and all capacities, to approve and sign such applications, and any and all amendments thereto, with power to affix the corporate seal of said corporation thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have herewith set their names as of this 16th day of March, 2009.

/s/MARK R. THRESHER
JOHN L. CARTER, Director	MARK R. THRESHER, Director
/s/PETER A. GOLATO	/s/LAWRENCE A. HILSHEIMER
PETER A. GOLATO, Director	LAWRENCE A. HILSHEIMER, Director
/s/TIMOTHY G. FROMMEYER
TIMOTHY G. FROMMEYER, Director	MICHAEL A. HAMILTON, Director

Exhibit A(11)
Resolutions/Certifications and Statements of Authority
Nationwide Variable Insurance Trust

Certificate of Secretary

CERTIFICATE

I, Eric E. Miller, Secretary of Nationwide Variable Insurance Trust (the “Trust”) hereby certify that the following resolutions were duly adopted by the Trust’s Board of Trustees at a regular meeting of the Board of Trustees held on March 12, 2009, and that such resolutions have not been amended, modified or rescinded:

RESOLVED,  that the filing on behalf of the Nationwide Variable Insurance Trust (the “Trust”) with the Securities and Exchange Commission of the application for the Order of Exemption pursuant to Section 17(b) of the Investment Company Act of 1940, as amended (the “Investment Company Act”) from Section 17(a) of the Investment Company Act, with respect to the in-kind transactions proposed to effectuate the substitution of certain series of the Trust for shares of other registered investment companies, each of which is currently used as an underlying investment option for certain variable annuity contracts and/or variable life insurance policies issued by Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company of America, and Nationwide Life and Annuity Company of America be and hereby is, authorized and approved.  This resolution is limited to the application for the Order of Exemption under Section 17(b) and does not relate to the application for the Order of Approval under Section 26(c) of the Investment Company Act; and further

RESOLVED, that the officers of the Fund be, and they hereby severally are, authorized to take any and all such actions as they deem necessary or advisable to implement and carry out the foregoing resolutions.

IN WITNESS WHEREOF, I have hereunto set my hand as officer of said Trust this 2nd day of April, 2009.

/s/ Eric E. Miller
______________________
Eric E. Miller
Secretary

Exhibit A(12)
Resolutions/Certifications and Statements of Authority
Power of Attorney for
Nationwide Variable Insurance Trust

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees of NATIONWIDE VARIABLE INSURANCE TRUST (the “Trust”), a Delaware statutory trust, which has filed or will file with the U.S. Securities and Exchange Commission under the provisions of the Investment Company Act of 1940, as amended, an order of exemption pursuant to Section 17(b) of the Investment Company Act of 1940, as amended and amendments thereto hereby constitutes and appoints James Bernstein, Eric E. Miller and Allan J. Oster and each of them with power to act without the others, his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve, and sign such application, and any and all amendments thereto, with power to affix the corporate seal of said corporation thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

          IN WITNESS WHEREOF, the undersigned have herewith set their names as of this 12th day of March 2009.

/s/ Charles E. Allen___________                                                           /s/ Paula H.J. Cholmondeley____
Charles E. Allen, Trustee                                                                           Paula H.J. Cholmondeley, Trustee

/s/ C. Brent Devore____________                                                         /s/Phyllis Kay Dryden___________
C. Brent Devore, Trustee                                                                           Phyllis Kay Dryden, Trustee

/s/ Barbara L. Hennigar________                                                           /s/ Barbara I. Jacobs__________
Barbara L. Hennigar, Trustee                                                                    Barbara I. Jacobs, Trustee

/s/ Douglas F. Kridler_________                                                            /s/ David C. Wetmore___________
Douglas F. Kridler, Trustee                                                                       David C. Wetmore, Trustee and Chairman